AQUILA ROCKY MOUNTAIN EQUITY FUND

                  Supplement to the Prospectus
             for Class A Shares and Class C Shares
                      Dated April 30, 1998


     The Adviser has informed the Fund that on or after July 22, 1999, it will discontinue its services to the Fund.

     The Sub-Adviser is engaged in a search for a successor adviser, and is in discussions with a possible candidate, which would be subject to Board and Shareholder approval. If no suitable successor adviser is located and approved, the Board of Trustees could determine it to be appropriate to designate the Sub-Adviser as adviser. If neither of these occurs, the Board will then weigh other possible actions, including merger of the Fund with another fund, sale of the Fund's assets to another fund, or, if these prove impracticable, recommending to the shareholders that the Fund be liquidated.

        The date of this supplement is February 8, 1999.

                Aquila Rocky Mountain Equity Fund
                 380 Madison Avenue, Suite 2300
                       New York, NY 10017
                          800-762-5955
                          212-697-6666

Prospectus
Class A Shares
Class C Shares                                     April 30, 1998

Aquila Rocky Mountain Equity Fund (the "Fund") is a mutual fund whose objective is capital appreciation. (See "Investment of the Fund's Assets.") It seeks to achieve its objective through investment in securities (primarily equity securities) of companies having a significant business presence in the general Rocky Mountain region of our country. See "Investment of the Fund's Assets."

     The Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information dated April 30, 1998 about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to the Fund's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Fund and its management not included in this Prospectus. The Additional Statement is incorporated by reference in its entirety in this Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Fund available to you.

     SHARES OF THE FUND ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK. SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     For Purchase, Redemption or Account inquiries contact
          The Fund's Shareholder Servicing Agent:

               PFPC Inc.
               400 Bellevue Parkway
               Wilmington, DE 19809

           Call 800-ROCKY-22 (800-762-5922) toll free

                      For General Inquiries
   Call 800-ROCKY-55 (800-762-5955) toll free or 212-697-6666

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           HIGHLIGHTS

     Aquila Rocky Mountain Equity Fund (the "Fund") is a diversified, open-end mutual fund which continuously offers to sell or redeem its shares on any business day (see "Alternative Purchase Plans"). The Fund's shares are designed to be a suitable investment for investors who seek capital appreciation, primarily through the common stocks or other equity securities of companies having a significant business presence in the Rocky Mountain Region of the country.

     The Fund's investment objective is capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of companies having a significant business presence in the general Rocky Mountain region of our country, consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming. It is anticipated that under normal circumstances, the Fund will invest at least 65%, and possibly up to 100%, of its total assets in equity securities issued by such companies. Companies with a significant business presence in the Rocky Mountain Region are defined as those companies (i) whose principal executive offices are located in the Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region. Since the Fund's objective is capital appreciation, it is not expected to provide any significant current income to investors from dividend or interest payments. (See "Table of Expenses" and "Investment of the Fund's Assets.")

     Investment Selection Criteria - The Fund will acquire only those equity securities which, at the time of purchase, the Adviser considers to be of financially sound companies possessing good growth characteristics and solid management, and reasonably priced relative to their growth rate and anticipated future values. The Fund may also make other types of investments. (See "Investment of the Fund's Assets.")

     Regional Portfolio Management - KPM Investment Management, Inc. (the "Adviser") serves as the Fund's investment adviser. It is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. The Fund's portfolio is managed in the Adviser's Denver office. Founded in 1981, the Adviser provides discretionary equity, fixed-income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $1 billion of clients' assets.

     Aquila Management Corporation, the Fund's founder and Sub-Adviser and Administrator, is the founder of and serves as administrator for three other funds with a Rocky Mountain Region orientation: Tax-Free Trust of Arizona, with assets of $393 million, Tax-Free Fund of Colorado, with assets of $221 million and Tax-Free Fund For Utah, with assets of $32.5 million, all as of March 31, 1998. Through its Denver office, the Adviser currently acts as investment adviser for Tax-Free Fund of Colorado. See "Management Arrangements."

     Fee Arrangements - The Fund can pay fees at an annual rate of up to 0.70 of 1% of average annual net assets to its Adviser and up to 0.80 of 1% of average annual net assets to its Sub-Adviser and Administrator (for total fees at a rate of up to 1.50% of the first $15 million of average annual net assets). The overall rates of these fees decline as the asset size of the Fund increases. See "Advisory and Administration Fees." Some or all of these fees may be waived in the early development phase of the Fund. (See "Table of Expenses," "Management Arrangements" and "Distribution Plan.")

     Diversification - The Fund will invest its assets in a number of different securities. Additionally, investments will be spread over a reasonably broad range of industries. Only the most affluent investors can achieve such diversification on their own among securities of Rocky Mountain Companies. In general, a diversified portfolio, such as is provided by the Fund, can be used to reduce your investment risk as compared with less diversified portfolios. See "Investment of the Fund's Assets."

     Initial Investment - You may open your account with any purchase of $1,000 or more or by opening an Automatic Investment Program which makes purchases of $50 or more each month. See the Application, which is in the back of the Prospectus. (See "How to Invest in the Fund," which includes applicable sales charge information.)

     Additional Investments - You may make additional investments at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone Investment. (See "How to Invest in the Fund.")

     Alternative Purchase Plans - The Fund provides two alternative ways for individuals to invest. (See "Alternative Purchase Plans.") One way permits individual investors to pay distribution and certain service charges principally at the time they purchase shares; the other way permits investors to pay such costs over a period of time, but without paying anything at time of purchase, much as goods can be purchased on an installment plan. For this purpose the Fund offers the following classes of shares, which differ in their expense levels and sales charges:

     Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.25% of the public offering price, with lower rates for larger purchases. (See "How to Purchase Class A Shares.") Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.25 of 1% of the average annual net assets represented by the Class A Shares. (See "Distribution Plan.")

     Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. (See "Alternative Purchase Plans," "Computation of the Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

     The Fund also offers Institutional Class Shares ("Class Y Shares") that are sold only to certain institutional investors and Financial Intermediary Class Shares ("Class I Shares") which are offered and sold only through certain financial intermediaries. Class Y Shares and Class I Shares are not offered by this Prospectus.

     Class A Shares and Class C Shares are only offered for sale in certain states. (See "How to Invest in the Fund.") If shares of the Fund are sold outside those states the Fund can redeem them.

     Liquidity - Redemptions - You may redeem any amount of your account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There are no penalties or redemption fees for redemption of Class A Shares. However, there is a contingent deferred sales charge with respect to certain Class A Shares which have been purchased in amounts of $1 million or more (see "Purchase of $1 Million or More"). If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge at the rate of 1%. (See "Alternative Purchase Plans" -- "Class C Shares.")

     Distributions from the Fund - Distribution of any income net of operating expenses or any net realized capital gains will be made annually. The Fund's net income and short-term capital gains are taxed as ordinary income, while long-term capital gains distributions are taxed to you as long-term capital gains, regardless of how long you have held your shares. See "Dividend and Tax Information."

     Convenience - Through ownership of a single security consisting of shares of the Fund, you achieve investment participation in a variety of Rocky Mountain Companies and are relieved of all the various inconveniences - including selecting, purchasing or selling, continuously monitoring, handling, and safekeeping - associated with direct investment in individual securities of those companies. The Fund handles all paperwork involved with share ownership, advising you of the Federal tax status of dividends and capital gains and providing you with simplified records. You receive statements of your account quarterly as well as each time you add to your investment or redeem part or all of it. Additionally, you receive a semi-annual report and an audited annual report.

     Exchanges - You may exchange Class A or Class C Shares of the Fund into corresponding classes of shares of the Aquila-sponsored tax-free municipal bond mutual funds or another Aquila-sponsored equity fund. You may also exchange them into shares of the Aquila-sponsored money market funds. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

     Risk Factors - The Fund seeks to provide you with capital appreciation over a period of time. The value of the Fund's shares will fluctuate due to changes in the equity markets and the proceeds of redemptions may be more or less than your cost. The Fund's assets, being primarily or entirely invested in the securities of Rocky Mountain Companies, are subject to economic and other conditions affecting that area and it may have less diversification than funds without this investment policy. (See "Risks and Special Considerations Regarding the Rocky Mountain Region.") The Fund may also to a limited degree buy put options and buy and sell call options; there may be risks associated with these practices. (See "Options Transactions.")


                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                               TABLE OF EXPENSES

                                                      Class A    Class C
                                                      Shares     Shares
Shareholder Transaction Expenses
  Maximum Sales Charge Imposed on Purchases ....      4.25%      None
  (as a percentage of offering price)
  Maximum Sales Charge Imposed on
    Reinvested Dividends .......................      None       None
  Maximum Deferred Sales Charge ................      None (1)   1.00% (2)
  Redemption Fees ..............................      None       None
  Exchange Fee .................................      None       None

Annual Fund Operating Expenses (3)
(as a percentage of average net assets)

  Management Fees After Waivers (4) ...........      0.00%      0.00%
  12b-1 Fee ...................................      0.25%      0.75%
  All Other Expenses After Expense
    Reimbursement (4) .........................      1.25%      1.50%
      Service Fee .............................. None      0.25%
      Other Expenses After Expense
        Reimbursement (4) ...................... 1.25%     1.25%
  Total Fund Operating Expenses After
    Expense Reimbursement and Fee Waivers (4) ..     1.50%      2.25%

Example (5)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                  1 year   3 years   5 years   10 years
Class A Shares ..................  $57       $88      $121       $214
Class C Shares
   With complete redemption
        at end of period ........  $33       $70      $120       $222 (6)
   With no redemption ...........  $23       $70      $120       $222 (6)


(1) Certain shares purchased in transactions of $1 million or more without a sales charge may be subject to a contingent deferred sales charge of up to 1% upon redemption during the first four years after purchase. See "Purchase of $1 Million or More".

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares (or on the original price, whichever is lower) if redeemed during the first 12 months after purchase.

(3) Estimated based upon expenses incurred by the Fund during its most recent fiscal year, restated to reflect current arrangements.

(4) The Adviser and the Sub-Adviser and Administrator (the "Sub-Adviser") have undertaken to waive all their fees until the Fund attains an asset size of $10 million. After the Fund attains the asset size of $10 million, it is anticipated that certain fees for that fiscal year will be waived following a predetermined formula. If the Adviser and Sub-Adviser determine that it would be advisable to waive some or all of their fees, it is anticipated that as the asset size of the Fund increases, waivers would be progressively reduced so that when assets exceed approximately $25 million a substantial portion or all of these fees would be paid. Since the Fund's inception, the Sub-Adviser, in its sole discretion, has been reimbursing some or all of the Fund's other operating expenses.
Other expenses do not reflect a 0.01% expense offset in custodian fees received for uninvested cash balances. Without fee waiver and expense reimbursement and including the offset in custody fees, the operating expenses of the Fund for the fiscal year ended December 31, 1997 would have been incurred at the following annual rates: for Class A Shares, management fees, 1.50%; 12b-1 fee, 0.25%; and other expenses, 4.81%, resulting in Total Fund Operating Expenses of 6.56%; for Class C Shares, management fees, 1.50%; 12b-1 fee, 0.75%; service fee, 0.25%; and other expenses, 4.77%, resulting in Total Fund Operating Expenses of 7.27%.

(5) The expense example is based upon the above shareholder transaction expenses (in the case of Class A Shares, this includes a sales charge of $42.50 for a $1,000 investment) and estimated annual Fund operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total operating expenses;
the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.

(6) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Because of the effect of the asset-based
12b-1 fee and service fee on Class C Shares, long-term Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations.



     THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE EXAMPLE ALSO REFLECTS THE MAXIMUM SALES CHARGE. (SEE "HOW TO INVEST IN THE FUND").

     The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. Although not obligated to do so, those entitled to investment advisory and administration fees expect to waive a portion or all of those fees in the early stages of the Fund's existence and Aquila Management Corporation, the organizer and Sub-Adviser of the Fund, may reimburse the Fund for various expenses; the above table reflects one possible such arrangement and should not be considered as a commitment or prediction that any fees, or that any particular portion of fees, will be waived, or that any particular expenses will be reimbursed. (See "Management Arrangements" for a more complete description of the various investment advisory and administration fees.)


                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                             FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included in with Fund's financial statements contained in its Annual
Report, which are incorporated by reference into the Additional
Statement. The information provided in the table should be read in conjunction with the financial statements and related notes.


                                    Class A(1)              Class C(2)
                            Year Ended December 31,  Year Ended  Period Ended
                                                       Dec 31,    Dec 31,
                                1997      1996         1997       1996
Net Asset Value,
 Beginning of Period..........  $15.05    $13.13       $15.07     $14.59

Income from Investment
 Operations:
   Net investment income
    (loss)....................    0.01    (0.02)       (0.11)       0.01
   Net gain (loss) on
    securities (both realized
    and unrealized)...........    3.44     2.47         3.44        1.00
   Total from Investment
    Operations................    3.45     2.45         3.33        1.01

Less Distributions:
  Dividends from net
   investment income..........     ---      ---          ---         ---
  Distributions from capital
   gains......................   (0.61)   (0.53)       (0.61)      (0.53)
  Total Distributions.........   (0.61)   (0.53)       (0.61)      (0.53)

Net Asset Value,
 End of Period................   $17.89   $15.05       $17.79      $15.07

Total Return (not reflecting
  sales load) (%).............    23.01    18.68        22.18       6.94+

Ratios/Supplemental Data
  Net Assets, End of Period
   ($ in thousands)...........    3,144    2,178           7          4
  Ratio of Expenses to Average
   Net Assets (%).............    1.50     1.50          2.26       1.25*
  Ratio of Net Investment
   Income Loss to Average Net
   Assets (%).................    0.05    (0.14)        (0.70)      0.11*
  Portfolio Turnover
   Rate (%)...................    10.39    20.32         10.39      20.32+
  Average commission rate
   paid (4) ($)...............    .0836    .0745         .0836      .0745

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

Net Investment Loss ($).......    (0.83)   (1.05)        (0.92)     (0.72)
Ratio of Expenses to Average
 Net Assets (5) (%)...........     6.56     8.84          7.27       8.59*
Ratio of Net Investment Loss
 to Average Net Assets (%)....    (5.01)   (7.48)        (5.71)     (7.23)*



                  Class A(1)
       Year Ended      Period Ended
       December 31,    December 31,
         1995             1994(3)
        $11.06            $11.43
        (0.07)              ---
         2.25             (0.37)
         2.18             (0.37)
        (0.01)              ---
        (0.10)              ---
        (0.11)              ---
        $13.13            $11.06
         19.68            (3.24)+
         1,737              530
         1.91              1.19*
        (0.60)              ---
         15.14             2.95+
          ---               ---
        (1.12)              ---
         10.48            18.20*
        (9.17)              ___


(1) Designated as Class A Shares on May 1, 1996.

(2) New Class of Shares established on May 1, 1996.

(3) For the period from July 22, 1994 (commencement of operations) to December 31, 1994.

(4) Represents the average per share broker commission rate paid by the Fund in connection with the execution of its portfolio transactions in equity securities on which commissions were charged. Calculations are for fiscal years beginning January 1, 1996.

(5) The ratios for Class A Shares were based on average net assets of $2,505,548, $1,965,012, $1,239,752 and $453,768, respectively. In general, as the Fund's net assets increase, the expense ratio will decrease.

+ Not annualized.

* Annualized.

                          INTRODUCTION

     Aquila Rocky Mountain Equity Fund is a diversified, open-end mutual fund which continuously offers to purchase or redeem its shares on any business day (see "How to Invest in the Fund" and "How to Redeem Your Investment.") The Fund's shares are designed to be a suitable investment for investors who seek capital appreciation primarily through the equity securities of companies operating in the Rocky Mountain region of the country.

     The Fund provides you with the opportunity to have the benefits of a diversified and professionally managed portfolio of securities intended to allow participation in the economic development of the Rocky Mountain Region. Through the convenience of a single security consisting of shares of the Fund, you are relieved of all the various inconveniences - including selecting, purchasing or selling, continuously monitoring, handling, and safekeeping - associated with direct investment in individual securities of various Rocky Mountain Companies.

     The Fund was organized by Aquila Management Corporation (the "Sub-Adviser"), which has provided administrative and/or investment advisory services to various mutual funds founded by it since 1984. It currently acts as administrator and/or manager to fourteen Aquila-sponsored funds, including the Fund, with combined net assets as of December 31, 1997 in excess of $2.9 billion. Continuous and active portfolio management of the Fund is provided by its regionally-located investment adviser, KPM Investment Management, Inc.

                 INVESTMENT OF THE FUND'S ASSETS

     The Fund's investment objective, which is a fundamental policy of the Fund, is to purchase and hold securities for capital appreciation. There is no assurance that the Fund will achieve its objective. The Fund does not expect to receive dividends of sufficient size to enable it to provide investors with any significant amount of current income and during at least its early fiscal years expects to apply all of such income to Fund operating expenses so that none will be available for distribution to shareholders.

     In the Prospectus and Additional Statement, the general area consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming is called the "Rocky Mountain Region." The Fund seeks to achieve its objective by investing primarily in equity securities of companies ("Rocky Mountain Companies") having a significant business presence in the Rocky Mountain Region. It is anticipated that under normal circumstances, the Fund will invest at least 65%, and possibly up to 100%, of its total assets in securities issued by such companies.

     For purposes of this Prospectus, companies with a significant business presence in the Rocky Mountain Region are defined as those companies (i) whose principal executive offices are located in the Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region. In determining that companies have a significant business presence in the Rocky Mountain Region, the Adviser may rely on any publicly available information about those companies that it considers reliable. There may be risks associated with this investment policy. (See "Risk Factors and Special Considerations.")

     As used in the Prospectus, the term "equity securities" means
(i) common stocks and (ii) preferred stocks, bonds, debentures and notes convertible into common stocks. Under normal conditions, it is anticipated that the Fund will invest at least 65%, and possibly up to 100%, of its total assets in such securities. The Fund may also, to a limited extent, make certain other types of investments. (See below.)

     In general, the Fund will take a long-term approach toward investing. Accordingly, the turnover rate will normally be consistent with this approach. (See "Portfolio Turnover.") At times the Fund may make investments for short-term purposes. Also, under changing market conditions, the Fund may dispose of portfolio securities whenever the Adviser deems such action advisable without regard to the length of time the securities have been held.

     In selecting investments for the Fund, the Adviser will generally employ the investment philosophy of seeking to invest in established, financially sound, well-managed Rocky Mountain Companies whose securities it considers to be selling at a reasonable price relative to their growth rate and anticipated future values. Emphasis will be placed upon selection of Rocky Mountain Companies whose securities are selling at lower prices than comparable investments; other securities may be selected whose issuers the Adviser believes are experiencing better growth relative to comparable investments. It is anticipated that a number of factors will be considered in investment selection, including but not limited to: product characteristics and market potential, operating ratios, management abilities, intrinsic value of securities, securities' market action, and the overall economic, monetary, political and market environment. The Adviser currently focuses on approximately 300-400 Rocky Mountain Companies from which it selects investments for the Fund's portfolio.

     Although the Fund may invest in large capitalization companies, it is anticipated that the companies represented in the Fund's portfolio will be primarily those having market capitalization of middle to smaller size which the Adviser believes offer the potential of capital appreciation due to their overall characteristics. These companies are likely to be less well known because they are smaller in size, have smaller capitalizations, and have a lesser number of shares traded. The prices of securities of such companies may be more volatile than the prices of securities of issuers which are more mature, and have larger capitalizations and whose securities are more actively traded.

     In unusual market conditions when the Adviser believes a defensive posture for the Fund's investments is warranted, the Fund may temporarily invest a portion or all of its assets in high quality fixed-income securities such as U.S. Treasury securities, corporate bonds or high grade short-term money-market securities, without geographic or percentage limitation. Only corporate securities rated "A" or equivalent by a nationally recognized statistical rating organization will be purchased. See the Additional Statement for a description of these organizations and an explanation of their ratings.

Convertible Securities

     The Fund may invest up to 25% of its assets in convertible securities, primarily of Rocky Mountain Companies, if the Adviser believes there is potential of capital growth through the conversion option and greater investment income prior to conversion. Only convertible securities rated investment grade by a nationally recognized statistical rating organization will be purchased. In general, there are nine separate credit ratings ranging from the highest to the lowest quality standards for debt obligations. Obligations rated within the four highest ratings are considered "investment grade." Not more than 5% of the Fund's net assets may be invested in such securities having the lowest of the four investment grade ratings. Obligations rated in the fourth such credit rating are considered by the rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. See the Additional Statement for a description of these organizations and an explanation of their ratings.

     A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants

     The Fund may also invest up to 5% of its net assets, as determined at time of purchase, in warrants of Rocky Mountain Companies. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.

Options Transactions

     The Fund may purchase put and purchase and write (i.e., sell) call options for hedging purposes or in order to generate additional income or for taking a position in a security deemed attractive by the Adviser. The Fund will purchase or write options only on equity securities that are traded on national securities exchanges or that are listed on NASDAQ. The Fund may purchase put and write call options only on equity securities which are held in the Fund's investment portfolio or to close out positions. Additionally, the Fund may purchase calls on securities which are not in the Fund's portfolio or to close out positions.

     The Fund will not (a) write call options if immediately after any such transaction, the aggregate value of the securities underlying the calls would exceed 20% of the Fund's net assets, or
(b) purchase put or call options if, immediately after such purchases, the premiums paid for all such options owned at the time would exceed 5% of the Fund's net assets. The Fund will not write put options except to close out positions. See the Additional Statement for a description of these instruments and their uses.

     While the Fund may engage in puts and calls to a limited extent, there are certain risks associated with this activity that are different than investing in the underlying securities directly (see the Additional Statement). Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Adviser's predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include dependence upon the Adviser's ability to predict correctly movements in the direction of securities prices and the possible absence of a liquid secondary market for any particular instrument at any time. See the Additional Statement for a description of these and other risks with respect to option transactions.

Lending of Portfolio Securities

     In order to generate additional income, the Fund may lend portfolio securities, up to 25% of the net assets, to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Fund's Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders' fee paid to broker-dealers and any other related expenses.

Borrowings by the Fund

     The Fund can borrow money for temporary or emergency purposes from a bank. The Fund will not borrow amounts in excess of 10% of net assets and will not purchase securities if borrowings are equal to or greater than 5% of net assets. The Fund intends primarily to exercise such borrowing authority to meet any abnormal level of shareholder redemptions and under circumstances where redemptions exceed available cash.

Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Adviser will regularly review the financial strength of all parties to repurchase agreements with the Fund.

     Under a repurchase agreement, at the time the Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the "Resold Securities.") The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.

     The Fund retains an unqualified right to possess and sell the Resold Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.

Shares of Investment Companies

     The Fund may purchase shares of investment companies with money market portfolios which are any of the money-market funds in the Aquilasm Group of Funds. As of the date of the Prospectus, these funds are Capital Cash Management Trust, Pacific Capital Cash
Assets Trust (Original Shares), Pacific Capital Tax-Free Cash
Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust. The Fund will not purchase shares of an investment company which imposes a sales or redemption charge of any sort; however, an investment company in which the Fund invests may have a distribution plan under which it may pay for distribution expenses or services. Such investments will ordinarily be made to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. The Fund may not invest in the shares of investment companies if immediately thereafter it has invested more than 10% of the value of its total assets in such companies or more than 5% of the value of its total assets in any one such company; it may not invest in such a company if immediately thereafter it owns more than 3% of the total outstanding voting stock of such a company.

Risk Factors and Special Considerations

     While the Fund will be actively managed to seek growth of your capital, the value of the Fund's shares will fluctuate as a result of equity market factors. Accordingly the proceeds of redemptions may be more or less than your original cost.

     There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial conditions and profitability of the underlying company. Smaller companies may experience different growth rates and higher failure rates than those of larger companies having longer operating histories. Moreover, the stock price movements of smaller companies may experience more volatility than those of larger and more mature companies.

     There are two types of risk associated with owning debt securities: interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline and if interest rates fall, the value of debt securities will normally increase. All debt securities, including U.S. Government securities, which are generally considered to be the most creditworthy of all debt obligations, are subject to interest rate risk. Securities with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

     Credit risk relates to the ability of the issuer to make periodic interest payments as scheduled and ultimately repay principal at maturity. The Fund does not intend to hold corporate debt securities unless the opportunities for capital appreciation and income, combined, remain attractive.

Risks and Special Considerations Regarding the Rocky Mountain Region

     The Fund's assets, being primarily or entirely invested in the securities of Rocky Mountain Companies, are subject to economic and other conditions affecting the various states which comprise the Rocky Mountain Region.

     The states of the Rocky Mountain Region are characterized by wide differences in climate, great distances and relatively low population density. In some areas, availability of water is a factor of considerable importance in economic development and water issues will likely affect the growth and prosperity of much of the Region in the future. Originally heavily oriented toward the exploitation of natural resources, in recent years the economies of the states of the Rocky Mountain Region have shifted toward more diversity with increases in tourism, high technology and the service sector. The region has been characterized in recent years by population growth and immigration from other areas of the United States. Some of the states in the Rocky Mountain Region have experienced growth rates above the national averages.

     Because of the large geographic size of the Rocky Mountain Region, the above factors may have varying importance from one state to another. It is not possible to predict what effect they may individually or collectively have on any particular company in which the Fund may choose to invest.

     In addition, companies with headquarters in the Rocky Mountain Region or with a significant business presence in the Region may also have significant business interests, sales and assets outside of the Region and may thus be subject to other economic influences. Because the Fund will invest most, and may invest all, of its assets in Rocky Mountain Companies, it may have less diversification than funds without this investment policy.

Portfolio Turnover

     Given the Fund's orientation to capital appreciation, it is not expected that the Fund's annual portfolio turnover rate will exceed 60%. See the Additional Statement.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

1. The Fund has industry investment requirements.

     The Fund cannot buy securities in any one industry if more than 25% of its total assets would then be invested in securities of that industry.

2. The Fund can make loans only by lending securities or entering into repurchase agreements.

     The Fund can lend its portfolio securities (see "Lending of Portfolio Securities") and can enter into repurchase agreements (see "Repurchase Agreements") but cannot otherwise make loans. The Fund can buy debt securities as described above (see "Investment of the Fund's Assets"); this is investing, not making a loan.

3. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any security while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (i.e., the value of the assets less liabilities) allocable to each class by the total number of shares of such class then outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. Securities listed on a national securities exchange or designated as national market system securities are valued at the last prior sale price or, if there has been no sale that day, at the bid price. The value of other securities is in general based on market value, except that short-term investments maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                   ALTERNATIVE PURCHASE PLANS

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Securities. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

     If you choose to purchase Class A Shares you will pay the applicable sales charge at the time of your purchase. By purchasing Class C Shares, you will pay a sales charge over a period of six years after purchase but without paying anything at time of purchase, much as goods can be purchased on an installment plan. You are subject to a contingent deferred sales charge, described below, but only if you redeem your Class C Shares before they have been held 12 months from the date of purchase. (See "Computation of Holding Periods for Class C Shares.")

     Class A Shares, "Front-Payment Class Shares," are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.25% of the public offering price, with lower rates for larger purchases. When you purchase Class A Shares, the amount of your investment is reduced by the applicable sales charge. Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.25 of 1% of the average annual net assets represented by the Class A Shares. Certain Class A Shares purchased in transactions of $1 million or more are subject to a contingent deferred sales charge. (See "Purchase of $1 Million or More.")

     Class C Shares, "Level-Payment Class Shares," are offered to anyone at net asset value with no sales charge payable at purchase but with a level charge for distribution fees and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets represented by the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares, including Class C Shares acquired in exchange for other Class C Shares under the Exchange Privilege (see "Exchange Privilege"), are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or of redemption, whichever is less. The amount of any CDSC will be paid to the Distributor. The CDSC does not apply to shares acquired through the reinvestment of dividends on Class C Shares or to any Class C Shares held for more than 12 months after purchase. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. (See "Computation of Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

     In determining whether a CDSC is payable on a redemption of Class C Shares, it will be assumed that the redemption is made first of any shares acquired as dividends or distributions, second of any Class C Shares you have held for more than 12 months from the date of purchase and finally of those Class C Shares as to which the CDSC is payable which you have held the longest. This will result in your paying the lowest possible CDSC.

Computation of Holding Periods for Class C Shares

     For purposes of determining the holding period for Class C Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The 12-month CDSC holding period will end on the first business day of the 12th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your Class C Shares may be up to one month less than the full 12 months depending upon when your actual purchase was made during a month. Running of the 12-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     Your Class C Shares will automatically convert to Class A Shares six years after the date of purchase, together with a pro-rata portion of all Class C Shares representing dividends and other distributions paid in additional Class C Shares. The Class C Shares so converted will no longer be subject to the higher expenses borne by the Class C Shares. The conversion will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored tax-free municipal bond funds or equity funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila bond or equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     The following chart summarizes the principal differences between Class A Shares and Class C Shares.

                         Class A                  Class C
Initial Sales            Maximum of 4.25%         None
Charge                   of the public
                         offering price

Contingent               None (except             Maximum CDSC
Deferred                 for certain              of 1% if shares
Sales Charge             purchases over           redeemed before
                         $1 million)              12 months; 0%
                                                  after 12 months

Distribution and         0.25 of 1%               Distribution fee
Service Fees                                      of 0.75 of 1% and
                                                  a service fee of
                                                  0.25 of 1% for a
                                                  total of 1%,
                                                  payable for six
                                                  years

Other Information        Initial sales            Shares convert
                         charge waived            to Class A Shares
                         or reduced in            after six years
                         some cases

Factors to Consider in Choosing Classes of Shares

     This discussion relates to the major differences between Class A Shares and Class C Shares. It is recommended that any investment in the Fund be considered long-term in nature.

     Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4.25% maximum initial sales charge and 0.25 of 1% annual fee payable for Class A Shares. For example, if equal amounts were paid at the same time for Class A Shares (where the amount invested is reduced by the amount of the sales charge) and for Class C Shares (which carry no sales charge at the time of purchase) and the net asset value per share remained constant over time, the total of such costs for Class C Shares would equal the total of such costs for Class A Shares after approximately five and two-thirds years. This example assumes no redemptions and disregards the time value of money. Purchasers of Class C Shares have all of their investment dollars invested from the time of purchase, without having their investment reduced at the outset by the initial sales charge payable for Class A Shares. If you invest in Class A Shares you will pay the entire sales charge at the time of purchase. Accordingly, if you expect to redeem your shares within a reasonably short time after purchase, you should consider the total cost of such an investment in Class
A Shares compared with a similar investment in Class C Shares. The example under "Table of Expenses" shows the effect of Fund expenses for both classes if a hypothetical investment in each of the classes is held for 1, 3, 5 and 10 years. (See the Table of Expenses.)

     Dividends and other distributions paid by the Fund with respect to shares of each class are calculated in the same manner and at the same time. The dividends actually paid with respect to Class C Shares will be lower than those paid on Class A Shares because Class C Shares bear higher distribution and service fees and will have a higher expense ratio. In addition, the dividends of each class can vary because each class will bear certain class-specific charges. For example, each class will bear the costs of printing and mailing annual reports to its own shareholders.

                    HOW TO INVEST IN THE FUND

     The Fund's shares may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to the Fund's Shareholder Servicing Agent (the "Agent") at the address on the Application. If you purchase Class A Shares the applicable sales charge, if any, will apply in either instance. Subsequent investments are also subject to the applicable sales charges. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment. Unless your initial investment is specified to be made in Class C Shares, it will be made in Class A Shares.

     The minimum initial investment for Class A Shares and Class C Shares is $1,000, except as otherwise stated in the Prospectus or Additional Statement. You may also make an initial investment of at least $50 by establishing an Automatic Investment Program. To do this you must open an account for automatic investments of at least $50 each month and make an initial investment of at least $50. (See below and "Automatic Investment Program" in the Application.) Such investment must be drawn in United States dollars on a United States commercial or savings bank, a credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in the same class of shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number, the name of the Fund and the class of shares to be purchased. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

     Subsequent investments of $50 or more in shares of the same class as your initial investment can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent.
A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

     The offering price is the net asset value per share for Class C Shares and the net asset value per share plus the applicable sales charge for Class A Shares. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day, except that if that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Fund's shares for any day it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended.

     At the date of the Prospectus, Class A Shares and Class C Shares of the Fund are available only in the following states:
Alaska, Arizona, California, Colorado, District of Columbia, Florida, Hawaii, Idaho, Kansas, Kentucky, Minnesota, Missouri, Montana, Nebraska, Nevada, New Jersey, New Mexico, New York, Ohio, Oklahoma, Oregon, Texas (Class A Shares only), Utah, Washington, Wisconsin (Class A Shares only) and Wyoming.

     If you do not reside in one of these states you should not purchase Class A Shares or Class C Shares of the Fund. If shares are sold outside of these states the Fund can redeem them. Such a redemption may result in a loss to you and may have tax consequences.

How to Purchase Class A Shares
(Front-Payment Class Shares)

     The following table shows the amount of the sales charge to a "single purchaser" (defined below) together with the dealer discounts paid to dealers and the agency commissions paid to brokers (collectively called the "commissions") for Class A Shares:


                         Sales          Sales
                         Charge as      Charge as      Commissions
                         Percentage     Approximate    as
                         of Public      Percentage     Percentage
                         Offering       of Amount      of Offering
Amount of Purchase       Price          Invested       Price
Less than $50,000.....   4.25%          4.44%          3.75%
$50,000 but less than
  $100,000............   4.00%          4.17%          3.50%
$100,000 but less than
  $250,000............   3.50%          3.63%          3.25%
$250,000 but less than
  $500,000............   2.50%          2.56%          2.25%
$500,000 but less than
  $1,000,000..........   1.50%          1.52%          1.25%

For purchases of $1 million or more see "Purchase of $1 Million or More," below.


     The table of sales charges is applicable to purchases of Class A Shares by a "single purchaser," i.e.: (a) an individual; (b) an individual together with his or her spouse and their children under the age of 21 purchasing Class A Shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing Class A Shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Code and (e) a tax-exempt organization enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code.

     Upon notice to all selected dealers, the Distributor may reallow up to the full amount of the applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when all or substantially all of the entire sales charge is reallowed, such selected dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchase of $1 Million or More

     Class A Shares issued under the following circumstances are called "CDSC Class A Shares": (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and (ii) all Class A Shares issued in a single purchase to a single purchaser the value of which, when added to the value of the CDSC Class A Shares and Class A Shares on which a sales charge has been paid, already owned at the time of such purchase, equals or exceeds $1 million. CDSC Class A Shares also include certain Class A Shares issued under the program captioned "Special Dealer Arrangements," below. CDSC Class A Shares do not include (i) Class A Shares purchased without sales charge pursuant to the terms described under "General," below and (ii) Class A Shares purchased in transactions of less than $1 million and when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

     When you purchase CDSC Class A Shares you will not pay a sales charge at the time of purchase, and the Distributor will pay to any dealer effecting such a purchase an amount equal to 1% of the sales price of the shares purchased for purchases of $1 million but less than $2.5 million, 0.50 of 1% for purchases of $2.5 million but less than $5 million, and 0.25 of 1% for purchases of $5 million or more.

     If you redeem all or part of your CDSC Class A Shares during the four years after your purchase of such shares, at the time of redemption you will be required to pay to the Distributor a special contingent deferred sales charge based on the lesser of (i) the net asset value of your redeemed CDSC Class A Shares at the time of purchase or (ii) the net asset value of your redeemed CDSC Class A Shares at the time of redemption (the "Redemption Value"). The special charge will be an amount equal to 1% of the Redemption Value if the redemption occurs within the first two years after purchase, and 0.50 of 1% of the Redemption Value if the redemption occurs within the third or fourth year after purchase. The special charge will apply to redemptions of CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent, as described below under "Reduced Sales Charges for Certain Purchases of Class
A Shares." The special charge does not apply to Class A Shares acquired through the reinvestment of dividends on CDSC Class A Shares or to any CDSC Class A Shares held for more than four years after purchase. In determining whether the special charge is applicable, it will be assumed that the CDSC Class A Shares you have held the longest are the first CDSC Class A Shares to be redeemed, unless you instruct the Agent otherwise. It will also be assumed that if you have both CDSC Class A Shares and non-CDSC Class A Shares the non-CDSC Class A Shares will be redeemed first.

     For purposes of determining the holding period for CDSC Class A Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The four-year holding period will end on the first business day of the 48th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your CDSC Class A Shares may be up to one month less than the full 48 months depending upon when your actual purchase was made during a month. Running of the 48-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for CDSC Class A Shares under the Exchange Privilege. (See "Exchange Privilege.")

Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation: If you are a "single purchaser" you may benefit from a reduction of the sales charge in accordance with the above schedule for subsequent purchases of Class A Shares if the cumulative value (at cost or current net asset value, whichever is higher) of Class A Shares you have previously purchased with a sales charge and still own, together with Class A Shares of your subsequent purchase with such a charge, amounts to $50,000 or more.

     Letters of Intent: The foregoing schedule of reduced sales charges will also be available to "single purchasers" who enter into a written Letter of Intent (included in the Application) providing for the purchase, within a thirteen-month period, of Class A Shares of the Fund through a single selected dealer or through the Distributor. Class A Shares of the Fund which you previously purchased during a 90-day period prior to the date of receipt by the Distributor of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For further details, including escrow provisions, see the Letter of Intent provisions of the Application.

     General: Class A Shares may be purchased at the next determined net asset value by the Fund's Trustees and officers, by the Trustees and officers of any other fund in the Aquilasm Group of Funds, by the directors, officers and certain employees, retired employees and representatives of the Adviser and its parent and affiliates, the Sub-Adviser and the Distributor, by selected dealers and brokers and their officers and employees, by a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Code, by tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code, by certain persons connected with firms providing legal, advertising or public relations assistance, by certain family members of, and plans for the benefit of, the foregoing, and for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority if the Fund or the Distributor has entered into an agreement relating to such purchases. Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. There may be tax consequences of these purchases. Such purchasers should consult their own tax counsel. Class A Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     If you own shares of any other fund in the Aquilasm Group of Funds (see "Exchange Privilege") and have an account in the Fund, arrangements may be made to have dividends paid by that other fund automatically invested in shares of the Fund at net asset value.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing Class A Shares (iii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Fund and the group, representative or broker or dealer. At the time of purchase you must furnish the Distributor with information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies: Class A Shares of the Fund may be purchased at net asset value without sales charge (except as set forth below under "Special Dealer Arrangements") to the extent that the aggregate net asset value of such Class A Shares does not exceed the proceeds from a redemption (a "Qualified Redemption"), made within 120 days prior to such purchase, of shares of another investment company on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, the following special procedures must be followed:

     1. A completed Application (included in the Prospectus) and payment for the Class A Shares to be purchased must be sent to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 and should not be sent to the Shareholder Servicing Agent of the Fund. (This instruction replaces the mailing address contained on the Application.)

     2. The Application must be accompanied by evidence satisfactory to the Distributor that the prospective shareholder has made a Qualified Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased. Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. You must complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

     Special Dealer Arrangements: During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A Shares of the Fund using the proceeds of a Qualified Redemption the lesser of (i) 1% of such proceeds or (ii) the same amounts described under "Purchase of $1 Million or More" above, on the same terms and conditions. Class A Shares of the Fund issued in such a transaction will be CDSC Class A Shares and if you thereafter redeem all or part of such shares during the four-year period from the date of purchase you will be subject to the special contingent deferred sales charge described under "Purchase of $1 Million or More," above, on the same terms and conditions. Whenever the Special Dealer Arrangements are in effect the Prospectus will be supplemented.

How to Purchase Class C Shares
(Level-Payment Class Shares)

     Level-Payment Class Shares ("Class C Shares") are offered at net asset value with no sales charge payable at purchase. A level charge is imposed for service and distribution fees for the first six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Fund represented by the Class C Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"). The CDSC is charged at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. The CDSC does not apply to Class C Shares acquired through the reinvestment of dividends on Class C Shares.

     The Distributor will pay to any dealer effecting a purchase of Class C Shares an amount equal to 1% of the sales price of the Class C Shares purchased.

Additional Compensation for Dealers

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Fund. Additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

     Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Systematic Payroll Investments

     If your employer has established with the Fund a Systematic Payroll Investment Plan ("Payroll Plan") you may arrange for systematic investments into the Fund through a Payroll Plan. Investments can be made in either Class A Shares or Class C Shares. In order to participate in a Payroll Plan, you should make arrangements with your own employer's payroll department, and you must complete and sign any special application forms which may be required by your employer. You must also complete the Application included in the Prospectus. Once your application is received and put into effect, under a Payroll Plan the employer will make a deduction from payroll checks in an amount you determine, and will remit the proceeds to the Fund. An investment in the Fund will be made for you at the offering price, which includes applicable sales charges determined as described above, when the Fund receives the funds from your employer. The Fund will send a confirmation of each transaction to you. To change the amount of or to terminate your participation in the Payroll Plan (which could take up to ten days), you must notify your employer.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000th of a share).

     No share certificates will be issued for Class C Shares. Share certificates for Class A Shares will be issued only if you so request in writing to the Agent. All share certificates previously issued by the Fund represent Class A Shares. No certificates will be issued for fractional Class A Shares or if you have elected Automatic Investment or Telephone Investment for Class A Shares (see "How to Invest in the Fund" above) or Expedited Redemption (see "How to Redeem Your Investment" below). If certificates for Class A Shares are issued at your request, Expedited Redemption Methods described below will not be available. In addition, you may incur delay and expense if you lose the certificates.

                        DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. The Plan has four parts.

     Under one part of the Plan, the Fund is authorized to make payments with respect to Class A Shares ("Class A Permitted Payments") to Qualified Recipients, which payments shall be made through the Distributor or shareholder servicing agent as disbursing agent and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets represented by the Class A Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class A Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class A Shares or servicing of accounts of shareholders owning Class A Shares.

     During the fiscal year ended December 31, 1997, $6,262 was paid to Qualified Recipients under the Plan as then in effect, of which $685 was retained by the Distributor. (See the Additional
Statement for a description of the Distribution Plan.)

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares ("Class C Permitted Payments"), to Qualified Recipients. Class C Permitted Payments shall be made through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets represented by the Class C Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class C Shares or servicing of accounts of shareholders owning Class C Shares. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients. During the fiscal year ended December 31, 1996 only nominal payments were made under this part of the Plan.

     Another part of the Plan is designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. The Fund believes that except for Permitted Payments it is not financing any such activity and does not consider any payment enumerated in this part of the Plan as so financing any such activity. However, it might be claimed that some of the expenses the Fund pays come within the purview of the Rule. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Sub-Adviser, out of its own funds, makes payment for distribution expenses such payments are authorized. See the Additional Statement.

Shareholder Services Plan for Class C Shares

     Under a Shareholder Services Plan, the Fund is authorized to make payments with respect to Class C Shares ("Service Fees") to Qualified Recipients. Service Fees shall be paid through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets represented by the Class C Shares of the Fund. Such payments shall be made only out of the Fund's assets represented by the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements and which have agreed to provide personal services to holders of Class C Shares and/or maintenance of Class C Shares shareholder accounts. (See the Additional Statement.) Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 1996 only nominal payments were made under this plan.

                  HOW TO REDEEM YOUR INVESTMENT

     You may redeem all or any part of your shares at the net asset value next determined after acceptance of your redemption request at the Agent (subject to any applicable contingent deferred sales charge for redemptions of Class C Shares and CDSC Class A Shares). For redemptions of Class C Shares and CDSC Class A Shares, at the time of redemption a sufficient number of additional shares will be redeemed to pay for any applicable contingent deferred sales charge. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. Except for CDSC Class
A Shares (see "Purchase of $1 Million or More") there are no redemption fees or withdrawal penalties for Class A Shares. Class
C Shares are subject to a contingent deferred sales charge if redeemed before they have been held 12 months from the date of purchase. (See "Alternative Purchase Plans.") A redemption may result in a transaction taxable to you. If you own both Class A Shares and Class C Shares and do not specify which you wish to redeem, it will be assumed that you wish to redeem Class A Shares.

     For your convenience the Fund offers expedited redemption for all classes of shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods
(Non-Certificate Shares)

     You have the flexibility of two expedited methods of initiating redemptions. They are available as to shares of any class not represented by certificates.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

     a) to a Financial Institution account you have predesignated or

     b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Fund and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments" below for payment methods. Your name, your account number and your address of record must be supplied.

     To redeem an investment by this method, telephone:

             Toll-free 800-ROCKY-22 (800-762-5922)

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to: PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter must provide account name(s), account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required. See "Redemption Payments" below for payment methods.

     If you wish to have redemption proceeds sent to a Financial Institution Account, you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     1. Certificate Shares. Certificates representing Class A Shares to be redeemed should be sent in blank (unsigned) to the Fund's Shareholder Servicing Agent: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 with payment instructions. A stock assignment form signed by the registered shareholder(s) exactly as the account is registered must also be sent to the Shareholder Servicing Agent.

     For your own protection, it is essential that certificates be mailed separately from signed redemption documentation. Because of possible mail problems, it is also recommended that certificates be sent by registered mail, return receipt requested.

     For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program
(MSP). A notary public is not an acceptable signature guarantor.

     2. Non-Certificate Shares. If you own non-certificate shares registered on the books of the Fund, and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction to: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 containing:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Fund);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated above.

Redemption Payments

     Redemption payments will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, you may be charged a fee for this service.

     The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or determination of the net asset value of, the portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. (See the Additional Statement for details.)

     The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Reinvestment Privilege

     You may reinvest without payment of any additional sales charge all or part of any redemption proceeds within 120 days of a redemption of shares in shares of the Fund of the same class as the shares redeemed at the net asset value next determined after the Agent receives your reinvestment order. In the case of Class C Shares or CDSC Class A Shares on which a contingent deferred sales charge was deducted at the time of redemption, the Distributor will refund to you the amount of such sales charge, which will be added to the amount of the reinvestment. The Class C Shares or CDSC Class A Shares issued on reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment. The reinvestment privilege for any class may be exercised only once a year, unless otherwise approved by the Distributor. If you have realized a gain on the redemption of your shares, the redemption transaction is taxable, and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may be tax deductible, depending on the amount reinvested and the length of time between the redemption and the reinvestment. You should consult your own tax advisor on this matter.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

     The Board of Trustees has approved a change in management arrangements under which the Administrator will become Investment Adviser and Administrator and the Advisor will become the Sub-Advisor. The arrangements are subject to approval by the Fund's shareholders. The new arrangements will not involve any change in overall management fees nor in personnel.

The Advisory Agreement

     KPM Investment Management, Inc. (the "Adviser") supervises the investment program of the Fund and the composition of its portfolio. Through its Denver office, the Adviser currently serves as investment adviser for Tax-Free Fund of Colorado, a tax-free municipal bond fund which was also founded and sponsored by Aquila Management Corporation.

     The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement. At the Adviser's expense the Adviser shall provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser. Under the Advisory Agreement, the Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Sub-Adviser under the Sub-Advisory and Administration Agreement or by the Fund's Distributor (principal underwriter) are paid by the Fund. The Advisory Agreement lists examples of such expenses borne by the Fund, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Fund pays an Advisory fee computed on the net asset value of the Fund as set forth in the table that appears below.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund; see the Additional Statement. In general, the primary consideration in effecting transactions for the Fund is obtaining the most favorable prices and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser has complete freedom as to the markets in which and the broker-dealers through whom (acting on an agency basis or as principal) it operates to seek this result. The Adviser may consider a number of factors in determining which broker-dealers to use. These factors, which are more fully discussed in the Additional Statement, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. The Adviser is authorized to consider sales of shares of the Fund.

The Sub-Advisory and Administration Agreement

     Aquila Management Corporation, founder of the Fund, serves as Sub-Adviser and Administrator (the "Sub-Adviser") for the Fund under a Sub-Advisory and Administration Agreement (the "Sub-Advisory and Administration Agreement"). The Sub-Adviser is the founder and serves as administrator for three other funds oriented to the Rocky Mountain Region: Tax-Free Trust of Arizona, with assets of $393 million, Tax-Free Fund of Colorado, with assets of $221 million, and Tax-Free Fund For Utah, with assets of $32.5 million, all as of March 31, 1998.

     At its own expense, the Sub-Adviser provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Sub-Adviser.

     Under the Sub-Advisory and Administration Agreement, subject to the control of the Fund's Board of Trustees, the Sub-Adviser provides such advisory services to the Fund, in addition to those services provided by the Adviser, as the Sub-Adviser deems appropriate.

     Under the Sub-Advisory and Administration Agreement, subject to the control of the Fund's Board of Trustees, the Sub-Adviser provides all administrative services to the Fund other than those relating to its investment portfolio handled by the Adviser under the Advisory Agreement. Such administrative services include, but are not limited to, overseeing all relationships between the Fund and its various support organizations including the transfer agent, custodian, legal counsel, auditors and principal underwriter. Its services include the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Fund and for the sale, servicing, or redemption of the Fund's shares. Additionally, the Sub-Adviser either keeps the accounting and other books and records of the Fund, including the computation of net asset value per share and the dividends (utilizing daily pricing of the securities in the Fund's portfolio performed by the Adviser under the Advisory Agreement) or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund. See the Additional Statement for a further description of functions listed in the Sub-Advisory and Administration Agreement as part of such duties.

     Under the Sub-Advisory and Administration Agreement, subject to the control of the Fund's Board of Trustees, the Sub-Adviser provides sub-advisory services to the Fund, which include review of the investment activities of the Fund, and may include providing the Adviser and the Fund with material relevant to the investment in securities of issuers in various states. Although such event is not anticipated, if the Advisory Agreement were terminated, the Sub-Adviser would assume the duties of managerial investment adviser, in addition to continuing its duties as sub-adviser and administrator, subject to and in compliance with the 1940 Act and the rules thereunder. In such event, it would be paid an additional fee at the rate currently paid to the Adviser. See the Additional Statement.

     The Sub-Advisory and Administration Agreement contains provisions as to the Sub-Adviser's allocation of the portfolio transactions of the Fund similar to those in the Advisory
Agreement; see the Additional Statement.

     Under the Sub-Advisory and Administration Agreement, the Fund pays a sub-advisory and administration fee computed on the net asset value of the Fund as described in the table below.

Advisory and Sub-Advisory Fees

     Under the Advisory Agreement and the Sub-Advisory and Administration Agreement, the Fund pays fees to the Adviser and Sub-Adviser which are payable monthly and computed on the net asset value of the Fund at the end of each business day at different levels, depending on the net assets of the Fund. The aggregate annual rate of the fees payable with respect to net assets at different levels are set forth in the following table:


                          Aggregate Annual Rates

                                             Sub-Advisory and
                                             Administration
Fund Net Assets          Advisory Fee        Fee                 Total Fees
Up to $15 million        0.70 of 1%          0.80 of 1%          1.50%
$15 million up to
   $50 million           0.55 of 1%          0.65 of 1%          1.20%
Above $50 million        0.40 of 1%          0.50 of 1%          0.90%


     The Adviser and the Sub-Adviser may each waive all or part of their respective fees during the early development phase of the Fund. In authorizing such fees, the Board of Trustees considered a number of factors including the difficulties of managing a portfolio oriented primarily to the Rocky Mountain Region, and the expertise with respect to that area possessed by both the Adviser and the Sub-Adviser.

     The Adviser and Sub-Adviser have each agreed that their respective fees shall be reduced, but not below zero, by an amount equal to their respective pro-rata portions (based upon the aggregate fees of the Adviser and the Sub-Adviser) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, exceed the most restrictive expense limitation imposed upon the Fund in the states in which shares are then eligible for sale. At the present time none of the states in which the Fund's shares will be sold have any such limitation.

Information about the Adviser,
the Sub-Adviser and the Distributor

     The Adviser is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. Founded in 1981, the Adviser provides discretionary equity, fixed-income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $1 billion of clients' assets.

     The Adviser has informed the Fund that it anticipates performing its advisory function at its primary office in Omaha, Nebraska, beginning no later than May 8, 1998. The Adviser continues to maintain a team-oriented equity investment process, utilizing the collective experience and knowledge of each of four equity portfolio manager/analysts. The equity team divides research responsibility by sector and each manager/analyst prepares both industry research and recommendations on individual issues.

     Mr. Randall D. Greer has final responsibility for the investment process for the Fund. Mr. Greer has been President and CEO of the Adviser since 1994. From 1988 to 1994, he was President of Kirkpatrick, Pettis, Smith, Polian, Inc. ("Kirkpatrick, Pettis"), a broker/dealer and investment adviser, which at that time was the parent company and is now an affiliate of the Adviser. From 1975 to 1987, he held various positions at Kirkpatrick, Pettis including research analyst, Director of Research and Chief Investment Officer. He is Chairman of the Adviser's Board of Directors and a member of the Board of Kirkpatrick, Pettis and the Kirkpatrick Pettis Trust Company. He holds a B.S. in Psychology from the University of Nebraska at Lincoln and an M.B.A. from the University of Florida. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

     Mr. John Henry Schoenwise, a member of the team, currently the Fund's Portfolio Manager, has notified the Adviser that he will resign effective May 8, 1998. He holds a B.S. in Business
Administration from the University of Nebraska at Lincoln and a M.A. in Economics from the University of Kansas.

     The Adviser has its primary office at 10250 Regency Circle, Omaha, NE 68114 and its Denver office is located at One Norwest Center, 1700 Lincoln Street, Denver, CO 80203. Since 1983, the Adviser has been wholly-owned by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.

     The Fund's founder, Sub-Adviser and Administrator is administrator to the Aquilasm Group of Funds, which consists of 14 funds, seven tax-free municipal bond funds, five money market funds and two equity funds, including the Fund. As of December 31, 1997, these funds had aggregate assets of approximately $2.9 billion, of which approximately $900 million consisted of assets of money market funds and $1.9 billion consisted of assets of the tax-free bond funds. The Sub-Adviser, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

     During the fiscal year ended December 31, 1997, the Fund accrued fees to the Adviser and Sub-Adviser respectively of $19,571 and $22,367. All of such fees were waived. In addition, the Sub-Adviser reimbursed the Fund for unamortized deferred organization expenses in the amount of $8,734 and agreed to reimburse the Fund for other expenses in the amount of $98,824, of which $91,656 was paid during the fiscal year and $3,168 was paid in January, 1998.

     The Distributor currently handles the distribution of the shares of fourteen funds, five money market funds, seven tax-free municipal bond funds and two equity funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor, including Mr. Herrmann and Ms. Herrmann.

                  DIVIDEND AND TAX INFORMATION

     The Fund distributes dividends from net investment income on an annual basis following the end of its fiscal year which is December 31st. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held less than one year, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. The per share dividends of Class C Shares will be lower than the per share dividends on the Class A Shares as a result of the higher service and distribution fees applicable to those shares. In addition, the dividends of each class can vary because each class will bear certain class-specific charges.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate Application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a quarterly account summary indicating the current status of their investment. There is no fixed dividend rate.

Tax Information

     The Fund intends to qualify for taxation as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code. As such, the Fund will not be taxed on its net investment income or its net realized capital gains, if any, to the extent they have been distributed to the Fund's shareholders. Distributions from the Fund's net income and net short-term capital gains are taxed as ordinary income. If the Fund has net long-term capital gains which are greater than its net short-term capital losses, it will distribute the excess and such distribution will be taxed to you as long-term capital gains, regardless of how long you have held your shares. Although distributions will be made in January, you must report the income or capital gain on your return for the prior calendar year, assuming you file your returns on a calendar year basis.

     For purposes of Federal income tax, certain options, if any, held by the Fund at the end of its fiscal year generally will be treated as having been sold at market value. As a general rule any gain or loss on such contracts will be treated as 60% long-term and 40% short-term. See the Additional Statement for more detail on the tax aspects of options. Dividends paid by the Fund will qualify for the dividends received deduction for corporations only to the extent that they represent payment of qualifying dividend income received by the Fund. Shortly after the end of each calendar year, the Fund will send you a statement of the amount and nature of net income and capital gains.

     Distributions from the Fund, whether ordinary income or capital gain in nature, will be taxable to you whether you take them in cash or have them automatically reinvested in shares of the Fund.

     The Fund will be obliged to withhold certain percentages of distributions and pay over the amounts to the Internal Revenue
Service in either of two instances:

     (1) if you do not supply the Fund or the institution through which you receive distributions with your correct taxpayer identification number, which for most individuals is their Social Security number, the Fund will have to withhold 31% of ordinary income dividends, capital gains dividends and redemption payments; and

     (2) if you are a non-resident alien or foreign entity, the Fund will have to withhold 30% (or a lower rate if provided by treaty with the country in which the alien or entity resides) of such payments.

Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over 18 months, mid-term if you held the redeemed shares for over one year but not more than 18 months and short-term, if for a year or less. Long term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term gains are currently taxed at ordinary income tax rates.

Tax Effect of Conversion

     Class C Shares will automatically convert to Class A Shares approximately six years after purchase. No gain or loss will be recognized by the Fund or its shareholders upon such conversions; each shareholder's adjusted tax basis in the Class A Shares received upon conversion will equal the shareholder's adjusted tax basis in the Class C Shares held immediately before the conversion; and each shareholder's holding period for the Class A Shares received upon conversion will include the period for which the shareholder held as capital assets the converted Class C Shares immediately before conversion.

     The above information is a summary of the tax treatment that will be applied to the Fund and its distributions. If you have any questions, you should contact your tax adviser, particularly in connection with state and local taxes.

                       EXCHANGE PRIVILEGE

     There is an exchange privilege as set forth below among this Fund and certain tax-free municipal bond funds and another equity fund (together with this Fund, the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are in the Aquilasm Group of Funds and have the same Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this Prospectus, the Aquila Bond or Equity Funds are this Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Class A Shares of the Fund can be exchanged only into Class A Shares of any Bond or Equity Fund or into shares of the Money-Market Funds. Class C Shares can be exchanged only into Class C Shares of any Bond or Equity Fund or into shares of the Money-Market Funds.

     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. However, the following important information should be noted:

     (1) CDSCs upon redemptions of shares acquired through exchanges. If you exchange shares subject to a CDSC no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless the exchanges that have taken place since the original purchase.

     (2) Extension of holding periods by owning Money-Market Funds. Any period of 30 days or more during which Money-Market shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally purchased Money Market Fund shares. Shares of a Money Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money Market Shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

              800-ROCKY-22 (800-762-5922) toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares. (See "How to Invest in the Fund.")

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including various expressions of total return.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, at the maximum public offering price (offering price includes any applicable sales charge) for 1- and 5-year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. See the Additional Statement.

     Performance figures are based upon past performance, reflect as appropriate all recurring charges against Fund income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge on the purchase of shares, but not on reinvestment of income dividends for which the Fund does not impose a sales charge.

     The investment results of the Fund, like those of all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return may be in any future period.

Description of the Fund and Its Shares

     The Fund is an open-end, diversified management investment company organized in 1993 as a Massachusetts business trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). (See the Additional Statement for further information about possible additional series.) Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares convert automatically to Class A Shares after being held for six years.

     In addition to Class A Shares and Class C Shares, which are offered by this Prospectus, the Fund also has (i) Institutional Class Shares ("Class Y Shares"), which are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers, and (ii) Financial Intermediary Class Shares ("Class I Shares"), which are offered and sold only through certain financial intermediaries. Class Y Shares and Class I Shares are offered by a separate prospectus, which can be obtained by calling the Fund at 800-ROCKY-55 (800-762-5955.

     The primary distinction among the Fund's four classes of shares lies in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing measures of investment performance. All four classes represent interests in the same portfolio of securities and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

     See the notes to the "Statement of Assets and Liabilities" in the Additional Statement for information as to the amortization of the Fund's organizational and start-up expenses.

The Year 2000

     Like other financial and business organizations, the Fund could be adversely affected if computer systems the Fund relies on do not properly process date-related information and data involving the year 2000 and after. The Sub-Adviser is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that comparable steps are being taken by the other major service providers to the Fund. The Sub-Adviser has also requested the Fund's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Fund invests. At this time there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Voting Rights

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. See the Additional Statement for information about shareholder voting if the Fund were in the future to have more than one portfolio (series). No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.

             Application for Aquila Rocky Mountain Equity Fund
                      For Class A or Class C Shares only
                Please complete steps 1 through 4 and mail to:
                                 PFPC Inc.
                  400 Bellevue Parkway, Wilmington, DE 19809
                             Tel. #1-800-762-5922


STEP 1 ACCOUNT REGISTRATION

A. REGISTRATION

___Individual  (Use line 1)
___Joint Account*  (Use lines 1&2)
___For a Minor (Only one custodian and one minor permitted.)
   (Use line 3)
___For Trust, Corporation, Partnership or other Entity  (Use line 4)
* Joint Accounts will be Joint Tenants With Rights of Survivorship unless otherwise specified.

Please type or print name exactly as account is to be registered 1.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Under the _________Uniformed Gifts/Transfers to Minors Act.
            State
Custodian for ____________________________________________________
               Minor's First Name    Middle Initial    Last Name
                                     _____________________________
                                       Minor's Social Security No.
4. __________________________________________________________________
(Name of Corporation or Partnership. PLEASE INDICATE TYPE OF ORGANIZATION. If a Trust, include the name and date of the Trust Instrument. The name(s) of the Trustees in which account will be registered should be listed below. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
______________________________________________________________________
Tax I.D. Number      Trustee(s) or Authorized Individual       Title


B. MAILING ADDRESS AND TELEPHONE NUMBER
_______________________________________________________________________
 Street or P.O. Box           City          State           Zip Code

(_______)______________________________________________________________
Area Code      Daytime Telephone #      Occupation

_______________________________________________________________________
Employer's Name/Employer's Address        City               State

Citizen or resident of U.S.___ Other___
Check here___ if you are a non U.S. citizen or resident and not subject to back-up withholding. See certification in Step 4.


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

__________________________________________________________________________
Dealer Name                                  Branch Office Address
__________________________________________________________________________
Branch Office City/State                     Branch #
__________________________________________________________________________
Representative's Name    Rep #
(_______)_________________________________________________________________
Area Code      Telephone #              [Agent Use: Dealer # / Branch #]


STEP 2 PURCHASE OF SHARES

A. INITIAL INVESTMENT

Indicate Method of Payment (For either method, make check payable to Aquila Rocky Mountain Equity Fund)

Indicate class of shares:
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.

___Initial Investment $________________ (Minimum $1,000)
___Automatic Investment $________________(Minimum $50)

For Automatic Investment of at least $50 per month, you must complete Step 3, Section A, Step 4, Section A & B and attach a PRE-PRINTED
DEPOSIT SLIP OR VOIDED CHECK.


B. DISTRIBUTIONS

All income dividends and capital gains distributions will be reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*
    * For cash dividends, please choose one of the following options:

___Deposit directly into my/our Financial Institution account.
   ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)
___Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ YES ___ NO

This option provides you with a convenient way to have amounts automatically drawn on your financial institution account and invested in your Aquila Rocky Mountain Equity Fund account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ YES ___ NO

This option provides you with a convenient way to add to your account (minimum of $50 and maximum of $50,000) at any time you wish by simply calling toll-free at 1-800-ROCKY-22. To establish this program, please complete Step 4, Sections A & B of this Application. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.


C. LETTER OF INTENT
APPLICABLE TO CLASS A SHARES ONLY.

(See Terms of Letter of Intent and Escrow at the end of this application) (Check appropriate box)
___ YES ___ NO

I/We intend to invest in Class A Shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $50,000 which together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___  $50,000    ___ $100,000   ___ $250,000
___  $500,000



D. AUTOMATIC WITHDRAWAL PLAN
APPLICABLE TO CLASS A SHARES ONLY.

(Minimum investment $5,000)
Application must be received in good order at least two weeks prior to 1st actual liquidation date.

(Check appropriate box)
___ YES ___ NO

Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________,
                                   Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly

Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

_______________________________         ______________________________________
First Name  Middle Initial  Last Name   Financial Institution Name
_______________________________         ______________________________________
Street                                  Financial Institution Street Address
_______________________________         ______________________________________
City      State         Zip             City            State         Zip
                                        ______________________________________
                                        Financial Institution Account Number


E. TELEPHONE EXCHANGE

This option allows you to effect exchanges among accounts in your name within the Aquila SM Group of Funds by telephone.

(Check appropriate box)
___ YES ___ NO

The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of or acting or failure to act upon this Authorization.


F. EXPEDITED REDEMPTION

The proceeds will be deposited to your Financial Institution account listed.
(Check appropriate box)
___ YES ___ NO

Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this
Fund account is registered. YOU MUST ATTACH A PRE-PRINTED DEPOSIT
SLIP OR VOIDED CHECK.
_______________________________   ______________________________________
  Financial Institution                     Financial Institution
  Account Registration                         Account Number
_______________________________   ______________________________________
  Name of Financial Institution    Financial Institution Transit/Routing
                                                                 Number
_______________________________   ______________________________________
  Street                            City          State        Zip Code


STEP 4
Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge my/our account for any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number ______________________________________

Name and Address where my/our account is maintained

Name of Financial Institution______________________________________________

Street Address_____________________________________________________________

City_______________________________________State _________ Zip Code________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        Please Print
X_____________________________________________  __________________
        Signature                                    Date
______________________________________________
        Please Print
X_____________________________________________  __________________
        Signature                                    Date


                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila
Distributors, Inc. (the "Distributor") agrees:

1. Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated
   Clearing House Association.

2. To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3. To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges.
  I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transaction if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number, name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for. If a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty, or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for more than 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW.
FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee(s), etc.

* For a Trust, Corporation or Association, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
  Expedited Redemption and Direct Deposit of Dividends) are effective
  15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days' written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-ROCKY-55 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution changes is effective in 15 days after this form is received in good order by the Fund's Agent.


TERMS OF LETTER OF INTENT AND ESCROW

      By checking Box 3c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $50,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distribution on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Agent an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Agent or the Dealer, the Agent will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Any shares remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 3c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at the Net Asset Value.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the first business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
KPM Investment Management, Inc.
A Mutual of Omaha Company
10250 Regency Circle, Suite 200
Omaha, Nebraska 68114
and
One Norwest Center,
1700 Lincoln Street
Denver, Colorado 80203

SUB-ADVISER and ADMINISTRATOR
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
R. Thayne Robson
Cornelius T. Ryan

OFFICERS
Lacy B. Herrmann, President
Sue McCarthy-Jones, Senior Vice President
Jerry G. McGrew, Senior Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176



TABLE OF CONTENTS
Highlights.......................................
Table of Expenses................................
Financial Highlights.............................
Introduction.....................................
Investment Of The Fund's Assets..................
Investment Restrictions.........................
Net Asset Value Per Share.......................
Alternative Purchase Plans......................
How To Invest In The Fund.......................
Distribution Plan...............................
How To Redeem Your Investment...................
Automatic Withdrawal Plan.......................
Management Arrangements.........................
Dividend And Tax Information....................
Exchange Privilege..............................
General Information.............................
Application and Letter of Intent



Aquila
[LOGO]
Rocky
Mountain
Equity Fund

A capital appreciation investment

PROSPECTUS

April 30, 1998
[LOGO]
One of The
Aquilasm Group Of Funds

                AQUILA ROCKY MOUNTAIN EQUITY FUND

                  Supplement to the Prospectus
             for Class Y Shares and Class I Shares
                      Dated April 30, 1998
          as previously supplemented November 13, 1998


     The Adviser has informed the Fund that on or after July 22, 1999, it will discontinue its services to the Fund.

     The Sub-Adviser is engaged in a search for a successor adviser, and is in discussions with a possible candidate, which would be subject to Board and Shareholder approval. If no suitable successor adviser is located and approved, the Board of Trustees could determine it to be appropriate to designate the Sub-Adviser as adviser. If neither of these occurs, the Board will then weigh other possible actions, including merger of the Fund with another fund, sale of the Fund's assets to another fund, or, if these prove impracticable, recommending to the shareholders that the Fund be liquidated.

        The date of this supplement is February 8, 1999.

                AQUILA ROCKY MOUNTAIN EQUITY FUND

                  Supplement to the Prospectus
             for Class Y Shares and Class I Shares
                      Dated April 30, 1998


The material under the Highlights caption "Initial Investment" is replaced by the following:

Initial Investment - You may open your account for Class Y Shares with any purchase of $1,000 or more. (See the Application, which is in the back of the Prospectus.) Class I Shares are sold only through financial intermediaries, which may have their own minimum investment requirement. (See "How to Invest in the Fund.")

The third paragraph under the caption "How to Purchase Class Y
Shares" is replaced by the following:

     The minimum initial investment for Class Y Shares is $1,000, or as otherwise stated in the Prospectus or Additional Statement. Such investment must be drawn in United States dollars on a United States commercial or savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in Class Y Shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number and the name of the Trust. With subsequent investments, please send the pre-printed stub attached to the Trust's confirmations.

        The date of this supplement is November 13, 1998.

                Aquila Rocky Mountain Equity Fund
                 380 Madison Avenue, Suite 2300
                       New York, NY 10017
                          800-762-5955
                          212-697-6666

Prospectus
Class Y Shares                                     April 30, 1998
Class I Shares

     Aquila Rocky Mountain Equity Fund (the "Fund") is a mutual fund whose objective is capital appreciation. (See "Investment of the Fund's Assets.") It seeks to achieve its objective through investment in securities (primarily equity securities) of companies having a significant business presence in the general Rocky Mountain region of our country. See "Investment of the Fund's Assets."

     The Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information dated April 30, 1998 about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to the Fund's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Fund and its management not included in this Prospectus. The Additional Statement is incorporated by reference in its entirety in this Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Fund available to you.

     SHARES OF THE FUND ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK. SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      For Purchase, Redemption or Account inquiries contact
            The Fund's Shareholder Servicing Agent:

               PFPC Inc.
               400 Bellevue Parkway
               Wilmington, DE 19809

           Call 800-ROCKY-22 (800-762-5922) toll free

                      For General Inquiries
   Call 800-ROCKY-55 (800-762-5955) toll free or 212-697-6666

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           HIGHLIGHTS

     Aquila Rocky Mountain Equity Fund (the "Fund") is a diversified, open-end mutual fund which continuously offers to sell or redeem its shares on any business day (see "Alternative Purchase Plans"). The Fund's shares are designed to be a suitable investment for investors who seek capital appreciation, primarily through the common stocks or other equity securities of companies having a significant business presence in the Rocky Mountain Region of the country.

     The Fund's investment objective is capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of companies having a significant business presence in the general Rocky Mountain region of our country, consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming. It is anticipated that under normal circumstances, the Fund will invest at least 65%, and possibly up to 100%, of its total assets in equity securities issued by such companies. Companies with a significant business presence in the Rocky Mountain Region are defined as those companies (i) whose principal executive offices are located in the Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region. Since the Fund's objective is capital appreciation, it is not expected to provide any significant current income to investors from dividend or interest payments. (See "Table of Expenses" and "Investment of the Fund's Assets.")

     Investment Selection Criteria - The Fund will acquire only those equity securities which, at the time of purchase, the Adviser considers to be of financially sound companies possessing good growth characteristics and solid management, and reasonably priced relative to their growth rate and anticipated future values. The Fund may also make other types of investments. (See "Investment of the Fund's Assets.")

     Regional Portfolio Management - KPM Investment Management, Inc. (the "Adviser") serves as the Fund's investment adviser. It is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies.Founded in 1981, the Adviser provides discretionary equity, fixed-income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $1 billion of clients' assets.

     Aquila Management Corporation, the Fund's founder and Sub-Adviser and Administrator, is the founder of and serves as administrator for three other funds with a Rocky Mountain Region orientation: Tax-Free Trust of Arizona, with assets of $393 million, Tax-Free Fund of Colorado, with assets of $221 million and Tax-Free Fund For Utah, with assets of $32.5 million, all as of March 31, 1998. Through its Denver office, the Adviser currently acts as investment adviser for Tax-Free Fund of Colorado. See "Management Arrangements."

     Fee Arrangements - The Fund can pay fees at an annual rate of up to 0.70 of 1% of average annual net assets to its Adviser and up to 0.80 of 1% of average annual net assets to its Sub- Adviser and Administrator (for total fees at a rate of up to 1.50% of the first $15 million of average annual net assets). The overall rates of these fees decline as the asset size of the Fund increases. See "Advisory and Administration Fees." Some or all of these fees may be waived in the early development phase of the Fund. (See "Table of Expenses," "Management Arrangements" and "Distribution Plan.")

     Diversification - The Fund will invest its assets in a number of different securities. Additionally, investments will be spread over a reasonably broad range of industries. Only the most affluent investors can achieve such diversification on their own among securities of Rocky Mountain Companies. In general, a diversified portfolio, such as is provided by the Fund, can be used to reduce your investment risk as compared with less diversified portfolios. See "Investment of the Fund's Assets."

     Alternative Purchase Plans -- The Fund provides alternative ways to invest. (See "How to Invest in the Fund.") For this purpose the Fund offers classes of shares, which differ in their expense levels and sales charges. This Prospectus offers the following classes of shares:

          Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee. (See "How to Purchase Class Y Shares.")

          Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently 0.10 of 1% of such net assets, and a service fee of 0.25 of 1% of such assets. (See "How to Purchase Class I Shares.")

     At the date of this Prospectus, Class I Shares are not available for purchase. When Class I Shares become available the Prospectus will be supplemented.

     The Fund's other classes of shares, Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C
Shares"), are not offered by this Prospectus. (See "General
Information - Description of the Fund and Its Shares.")

     At the date of the Prospectus, Class Y Shares and Class I Shares are registered for sale only in certain states. (See "How to Invest in the Fund.") If Class Y Shares or Class I Shares of the Fund are sold outside those states, except to certain institutional investors, the Fund can redeem them.

     Initial Investment - - You may open your account for Class Y Shares with any purchase of $100,000 or more for fiduciary accounts and $250,000 for all other eligible purchasers. These minimums do not apply to shareholders with accounts open on April 30, 1998. (See the Application, which is in the back of the Prospectus.) Class I Shares are sold only through financial intermediaries, which may have their own minimum investment requirement. (See "How to Invest in the Fund.")

     Additional Investments - You may make additional investments in Class Y Shares at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone Investment. Additional investments in Class I Shares can be made only through financial intermediaries, which may have their own requirements for subsequent investments. (See "How to Invest in the Fund.")

     Redemptions - Liquidity - You may redeem any amount of your Class Y Shares account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." All arrangements for redemptions of Class I Shares must be made through financial intermediaries. The Fund does not impose redemption fees for redemption of Class Y Shares or Class I Shares. However, financial intermediaries may charge a fee for effecting redemptions.

     Distributions from the Fund - Distribution of any income net of operating expenses or any net realized capital gains will be made annually. At your choice, dividends on Class Y Shares are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional Class Y Shares at the then-current net asset value. All arrangements for the payment of dividends with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries. (See "Dividend and Tax Information.") The Fund's net income and short-term capital gains are taxed as ordinary income, while long-term capital gains distributions are taxed to you as long-term capital gains, regardless of how long you have held your shares. See "Dividend and Tax Information."

     Convenience - Through ownership of a single security consisting of shares of the Fund, you achieve investment participation in a variety of Rocky Mountain Companies and are relieved of all the various inconveniences - including selecting, purchasing or selling, continuously monitoring, handling, and safekeeping - associated with direct investment in individual securities of those companies. The Fund handles all paperwork involved with share ownership, advising you of the Federal tax status of dividends and capital gains and providing you with simplified records. You receive statements of your account quarterly as well as each time you add to your investment or redeem part or all of it. Additionally, you receive a semi-annual report and an audited annual report.

     Exchanges - You may exchange Class Y Shares of the Fund into Class Y Shares of other Aquila-sponsored tax-free municipal bond mutual funds or another Aquila-sponsored equity fund. You may also exchange them into shares of the Aquila-sponsored money market funds. Similar exchangability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

     Risk Factors - The Fund seeks to provide you with capital appreciation over a period of time. The value of the Fund's shares will fluctuate due to changes in the equity markets and the proceeds of redemption of your shares may be more or less than your cost. The Fund's assets, being primarily or entirely invested in the securities of Rocky Mountain Companies, are subject to economic and other conditions affecting that area and it may have less diversification than funds without this investment policy. (See "Risks and Special Considerations Regarding the Rocky Mountain Region.") The Fund may also to a limited degree buy put options and buy and sell call options; there may be risks associated with these practices. (See "Options Transactions.")


                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                               TABLE OF EXPENSES

                                                         Class I  Class Y
                                                         Shares   Shares
Shareholder Transaction Expenses
  Maximum Sales Charge Imposed on Purchases ...........  None     None
  (as a percentage of offering price)
  Maximum Sales Charge Imposed on Reinvested
    Dividends .........................................  None     None
  Maximum Deferred Sales Charge .......................  None     None
  Redemption Fees .....................................  None     None
  Exchange Fee ........................................  None     None

Annual Fund Operating Expenses (1)(2)
(as a percentage of average net assets)

  Management Fees After Waivers .......................  0.00%    0.00%
  12b-1 Fee (3) .......................................  0.10%    None
  Other Expenses After Expense Reimbursement ..........  1.50%    1.25%
    Total Fund Operating Expenses After Expense
     Reimbursement and Fee Waivers ....................  1.60%    1.25%


Example (4)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                    1 year   3 years   5 years   10 years

Class I Shares ..................... $16       $50       $87       $190
Class Y Shares ..................... $13       $40       $69       $151


(1) Estimated based upon expenses incurred by Class Y Shares during its most recent fiscal year, restated to reflect current arrangements.

(2) The Adviser and the Sub-Adviser and Administrator (the "Sub-Adviser") have undertaken to waive all their fees until the Fund, comprised of Class A, Class C and Class Y Shares attains an asset size of $10 million. After the Fund attains the asset size of $10 million, it is anticipated that certain fees for that fiscal year will be waived following a predetermined formula. If the Adviser and Sub-Adviser determine that it would be advisable to waive some or all of their fees, it is anticipated that as the asset size of the Fund increases, waivers would be progressively reduced so that when assets exceed approximately $25 million a substantial portion or all of these fees would be paid. Since the Fund's inception, the Sub-Adviser, in its sole discretion, has been reimbursing some or all of the Fund's other operating expenses. Other expenses do not reflect a 0.01% expense offset in custodian fees received for uninvested cash balances. Without fee waiver and expense reimbursement and including the offset in custody fees, and based on estimates for Class I, management fees, all other expenses, and total Fund operating expenses for Class I Shares would have been 1.50%, 4.16%, and 5.76%, respectively; for Class Y Shares, these expenses would have been 1.50%, 3.91%, and 5.41%, respectively. Operating expenses for Class I
Shares include a 0.25% Service fee. (See "Shareholder Services Plan for
Class I Shares.")

(3) Current rates; up to 0.25% can be authorized.

(4) The expense example is based upon the above estimated annual Fund operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total operating expenses; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.



     THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE ASSUMED 5% ANNUAL RETURN SHOULD NOT BE INTERPRETED
AS A PREDICTION OF AN ACTUAL RETURN, WHICH MAY BE HIGHER OR LOWER.

     The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. Although not obligated to do so, those entitled to investment advisory and administration fees expect to waive a portion or all of those fees in the early stages of the Fund's existence and Aquila Management Corporation, the organizer and Sub-Adviser of the Fund, may reimburse the Fund for various expenses; the above table reflects one possible such arrangement and should not be considered as a commitment or prediction that any fees, or that any particular portion of fees, will be waived, or that any particular expenses will be reimbursed. (See "Management Arrangements" for a more complete description of the various investment advisory and administration fees.)


                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                             FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included with the Fund's financial statements contained in its Annual
Report, which are incorporated by reference into the Additional Statement.
The information provided in the table should be read in conjunction with the financial statements and related notes.

                                    Class A(1)              Class Y(2)
                            Year Ended December 31,  Year Ended  Period Ended
                                                       Dec 31,    Dec 31,
                                1997      1996         1997       1996
Net Asset Value,
 Beginning of Period..........  $15.05    $13.13       $15.07     $14.59

Income from Investment
 Operations:
   Net investment income
    (loss)....................    0.01    (0.02)         0.04       0.01
   Net gain (loss) on
    securities (both realized
    and unrealized)...........    3.44     2.47          3.41       1.00
   Total from Investment
    Operations................    3.45     2.45          3.45       1.01

Less Distributions:
  Dividends from net
   investment income..........     ---      ---           ---        ---
  Distributions from capital
   gains......................   (0.61)   (0.53)        (0.61)     (0.53)
  Total Distributions.........   (0.61)   (0.53)        (0.61)     (0.53)

Net Asset Value,
 End of Period................   $17.89   $15.05        $17.91     $15.07

Total Return (not reflecting
  sales load) (%).............    23.01    18.68         22.98       6.94+

Ratios/Supplemental Data
  Net Assets, End of Period
   ($ in thousands)...........    3,144    2,178           795        133
  Ratio of Expenses to Average
   Net Assets (%).............    1.50     1.50           1.27       1.25*
  Ratio of Net Investment
   Income Loss to Average Net
   Assets (%).................    0.05    (0.14)          0.23       0.11*
  Portfolio Turnover
   Rate (%)...................    10.39    20.32         10.39       20.32+
  Average commission rate
   paid (4) ($)...............    .0836    .0745         .0836       .0745

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

Net Investment Loss ($).......    (0.83)   (1.05)        (0.65)     (0.72)
Ratio of Expenses to Average
 Net Assets (5) (%)...........     6.56     8.84          5.41       8.59*
Ratio of Net Investment Loss
 to Average Net Assets (%)....    (5.01)   (7.48)        (3.91)     (7.23)*



                  Class A(1)
       Year Ended      Period Ended
       December 31,    December 31,
         1995             1994(3)
        $11.06            $11.43
        (0.07)              ---
         2.25             (0.37)
         2.18             (0.37)
        (0.01)              ---
        (0.10)              ---
        (0.11)              ---
        $13.13            $11.06
         19.68            (3.24)+
         1,737              530
         1.91              1.19*
        (0.60)              ---
         15.14             2.95+
          ---               ---
        (1.12)              ---
         10.48            18.20*
        (9.17)              ___


(1) Designated as Class A Shares on May 1, 1996.

(2) New Class of Shares established on May 1, 1996.

(3) For the period from July 22, 1994 (commencement of operations) to December 31, 1994.

(4) Represents the average per share broker commission rate paid by the Fund in connection with the execution of its portfolio transactions in equity securities on which commissions were charged. Calculations are for fiscal years beginning January 1, 1996.

(5) The ratios for Class A Shares were based on average net assets of $2,505,548, $1,965,012, $1,239,752 and $453,768, respectively. In general, as the Fund's net assets increase, the expense ratio will decrease.

+ Not annualized.

* Annualized.

                          INTRODUCTION

     Aquila Rocky Mountain Equity Fund is a diversified, open-end mutual fund which continuously offers to purchase or redeem its shares on any business day (see "How to Invest in the Fund" and "How to Redeem Your Investment.") The Fund's shares are designed to be a suitable investment for investors who seek capital appreciation primarily through the equity securities of companies operating in the Rocky Mountain region of the country.

     The Fund provides you with the opportunity to have the benefits of a diversified and professionally managed portfolio of securities intended to allow participation in the economic development of the Rocky Mountain Region. Through the convenience of a single security consisting of shares of the Fund, you are relieved of all the various inconveniences - including selecting, purchasing or selling, continuously monitoring, handling, and safekeeping - associated with direct investment in individual securities of various Rocky Mountain Companies.

     The Fund was organized by Aquila Management Corporation (the "Sub-Adviser"), which has provided administrative and/or investment advisory services to various mutual funds founded by it since 1984. It currently acts as administrator and/or manager to fourteen Aquila-sponsored funds, including the Fund, with combined net assets as of December 31, 1997 in excess of $2.9 billion. Continuous and active portfolio management of the Fund is provided by its regionally-located investment adviser, KPM Investment Management, Inc.

                 INVESTMENT OF THE FUND'S ASSETS

     The Fund's investment objective, which is a fundamental policy of the Fund, is to purchase and hold securities for capital appreciation. There is no assurance that the Fund will achieve its objective. The Fund does not expect to receive dividends of sufficient size to enable it to provide investors with any significant amount of current income and during at least its early fiscal years expects to apply all of such income to Fund operating expenses so that none will be available for distribution to shareholders.

     In the Prospectus and Additional Statement, the general area consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming is called the "Rocky Mountain Region." The Fund seeks to achieve its objective by investing primarily in equity securities of companies ("Rocky Mountain Companies") having a significant business presence in the Rocky Mountain Region. It is anticipated that under normal circumstances, the Fund will invest at least 65%, and possibly up to 100%, of its total assets in securities issued by such companies.

     For purposes of this Prospectus, companies with a significant business presence in the Rocky Mountain Region are defined as those companies (i) whose principal executive offices are located in the Region, (ii) which have more than 50% of their assets located in the Rocky Mountain Region or (iii) which derive more than 50% of their revenues or profits from the Rocky Mountain Region. In determining that companies have a significant business presence in the Rocky Mountain Region, the Adviser may rely on any publicly available information about those companies that it considers reliable. There may be risks associated with this investment policy. (See "Risk Factors and Special Considerations.")

     As used in the Prospectus, the term "equity securities" means
(i) common stocks and (ii) preferred stocks, bonds, debentures and notes convertible into common stocks. Under normal conditions, it is anticipated that the Fund will invest at least 65%, and possibly up to 100%, of its total assets in such securities. The Fund may also, to a limited extent, make certain other types of investments. (See below.)

     In general, the Fund will take a long-term approach toward investing. Accordingly, the turnover rate will normally be consistent with this approach. (See "Portfolio Turnover.") At times the Fund may make investments for short-term purposes. Also, under changing market conditions, the Fund may dispose of portfolio securities whenever the Adviser deems such action advisable without regard to the length of time the securities have been held.

     In selecting investments for the Fund, the Adviser will generally employ the investment philosophy of seeking to invest in established, financially sound, well-managed Rocky Mountain Companies whose securities it considers to be selling at a reasonable price relative to their growth rate and anticipated future values. Emphasis will be placed upon selection of Rocky Mountain Companies whose securities are selling at lower prices than comparable investments; other securities may be selected whose issuers the Adviser believes are experiencing better growth relative to comparable investments. It is anticipated that a number of factors will be considered in investment selection, including but not limited to: product characteristics and market potential, operating ratios, management abilities, intrinsic value of securities, securities' market action, and the overall economic, monetary, political and market environment. The Adviser currently focuses on approximately 300-400 Rocky Mountain Companies from which it selects investments for the Fund's portfolio.

     Although the Fund may invest in large capitalization companies, it is anticipated that the companies represented in the Fund's portfolio will be primarily those having market capitalization of middle to smaller size which the Adviser believes offer the potential of capital appreciation due to their overall characteristics. These companies are likely to be less well known because they are smaller in size, have smaller capitalizations, and have a lesser number of shares traded. The prices of securities of such companies may be more volatile than the prices of securities of issuers which are more mature, and have larger capitalizations and whose securities are more actively traded.

     In unusual market conditions when the Adviser believes a defensive posture for the Fund's investments is warranted, the Fund may temporarily invest a portion or all of its assets in high quality fixed-income securities such as U.S. Treasury securities, corporate bonds or high grade short-term money-market securities, without geographic or percentage limitation. Only corporate securities rated "A" or equivalent by a nationally recognized statistical rating organization will be purchased. See the Additional Statement for a description of these organizations and an explanation of their ratings.

Convertible Securities

     The Fund may invest up to 25% of its assets in convertible securities, primarily of Rocky Mountain Companies, if the Adviser believes there is potential of capital growth through the conversion option and greater investment income prior to conversion. Only convertible securities rated investment grade by a nationally recognized statistical rating organization will be purchased. In general, there are nine separate credit ratings ranging from the highest to the lowest quality standards for debt obligations. Obligations rated within the four highest ratings are considered "investment grade." Not more than 5% of the Fund's net assets may be invested in such securities having the lowest of the four investment grade ratings. Obligations rated in the fourth such credit rating are considered by the rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. See the Additional Statement for a description of these organizations and an explanation of their ratings.

     A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants

     The Fund may also invest up to 5% of its net assets, as determined at time of purchase, in warrants of Rocky Mountain Companies. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.

Options Transactions

     The Fund may purchase put and purchase and write (i.e., sell) call options for hedging purposes or in order to generate additional income or for taking a position in a security deemed attractive by the Adviser. The Fund will purchase or write options only on equity securities that are traded on national securities exchanges or that are listed on NASDAQ. The Fund may purchase put and write call options only on equity securities which are held in the Fund's investment portfolio or to close out positions. Additionally, the Fund may purchase calls on securities which are not in the Fund's portfolio or to close out positions.

     The Fund will not (a) write call options if immediately after any such transaction, the aggregate value of the securities underlying the calls would exceed 20% of the Fund's net assets, or
(b) purchase put or call options if, immediately after such purchases, the premiums paid for all such options owned at the time would exceed 5% of the Fund's net assets. The Fund will not write put options except to close out positions. See the Additional Statement for a description of these instruments and their uses.

     While the Fund may engage in puts and calls to a limited extent, there are certain risks associated with this activity that are different than investing in the underlying securities directly (see the Additional Statement). Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Adviser's predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include dependence upon the Adviser's ability to predict correctly movements in the direction of securities prices and the possible absence of a liquid secondary market for any particular instrument at any time. See the Additional Statement for a description of these and other risks with respect to option transactions.

Lending of Portfolio Securities

     In order to generate additional income, the Fund may lend portfolio securities, up to 25% of the net assets, to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Fund's Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders' fee paid to broker-dealers and any other related expenses.

Borrowings by the Fund

     The Fund can borrow money for temporary or emergency purposes from a bank. The Fund will not borrow amounts in excess of 10% of net assets and will not purchase securities if borrowings are equal to or greater than 5% of net assets. The Fund intends primarily to exercise such borrowing authority to meet any abnormal level of shareholder redemptions and under circumstances where redemptions exceed available cash.

Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Adviser will regularly review the financial strength of all parties to repurchase agreements with the Fund.

     Under a repurchase agreement, at the time the Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the "Resold Securities.") The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.

     The Fund retains an unqualified right to possess and sell the Resold Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.

Shares of Investment Companies

     The Fund may purchase shares of investment companies with money market portfolios which are any of the money-market funds in the Aquilasm Group of Funds. As of the date of the Prospectus, these funds are Capital Cash Management Trust, Pacific Capital Cash
Assets Trust (Original Shares), Pacific Capital Tax-Free Cash
Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust. The Fund will not purchase shares of an investment company which imposes a sales or redemption charge of any sort; however, an investment company in which the Fund invests may have a distribution plan under which it may pay for distribution expenses or services. Such investments will ordinarily be made to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. The Fund may not invest in the shares of investment companies if immediately thereafter it has invested more than 10% of the value of its total assets in such companies or more than 5% of the value of its total assets in any one such company; it may not invest in such a company if immediately thereafter it owns more than 3% of the total outstanding voting stock of such a company.

Risk Factors and Special Considerations

     While the Fund will be actively managed to seek growth of your capital, the value of the Fund's shares will fluctuate as a result of equity market factors. Accordingly the proceeds of redemptions may be more or less than your original cost.

     There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial conditions and profitability of the underlying company. Smaller companies may experience different growth rates and higher failure rates than those of larger companies having longer operating histories. Moreover, the stock price movements of smaller companies may experience more volatility than those of larger and more mature companies.

     There are two types of risk associated with owning debt securities: interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline and if interest rates fall, the value of debt securities will normally increase. All debt securities, including U.S. Government securities, which are generally considered to be the most creditworthy of all debt obligations, are subject to interest rate risk. Securities with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

     Credit risk relates to the ability of the issuer to make periodic interest payments as scheduled and ultimately repay principal at maturity. The Fund does not intend to hold corporate debt securities unless the opportunities for capital appreciation and income, combined, remain attractive.

Risks and Special Considerations Regarding the Rocky Mountain Region

     The Fund's assets, being primarily or entirely invested in the securities of Rocky Mountain Companies, are subject to economic and other conditions affecting the various states which comprise the Rocky Mountain Region.

     The states of the Rocky Mountain Region are characterized by wide differences in climate, great distances and relatively low population density. In some areas, availability of water is a factor of considerable importance in economic development and water issues will likely affect the growth and prosperity of much of the Region in the future. Originally heavily oriented toward the exploitation of natural resources, in recent years the economies of the states of the Rocky Mountain Region have shifted toward more diversity with increases in tourism, high technology and the service sector. The region has been characterized in recent years by population growth and immigration from other areas of the United States. Some of the states in the Rocky Mountain Region have experienced growth rates above the national averages.

     Because of the large geographic size of the Rocky Mountain Region, the above factors may have varying importance from one state to another. It is not possible to predict what effect they may individually or collectively have on any particular company in which the Fund may choose to invest.

     In addition, companies with headquarters in the Rocky Mountain Region or with a significant business presence in the Region may also have significant business interests, sales and assets outside of the Region and may thus be subject to other economic influences. Because the Fund will invest most, and may invest all, of its assets in Rocky Mountain Companies, it may have less diversification than funds without this investment policy.

Portfolio Turnover

     Given the Fund's orientation to capital appreciation, it is not expected that the Fund's annual portfolio turnover rate will exceed 60%. See the Additional Statement.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

1. The Fund has industry investment requirements.

     The Fund cannot buy securities in any one industry if more than 25% of its total assets would then be invested in securities of that industry.

2. The Fund can make loans only by lending securities or entering into repurchase agreements.

     The Fund can lend its portfolio securities (see "Lending of Portfolio Securities") and can enter into repurchase agreements (see "Repurchase Agreements") but cannot otherwise make loans. The Fund can buy debt securities as described above (see "Investment of the Fund's Assets"); this is investing, not making a loan.

3. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any security while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (i.e., the value of the assets less liabilities) allocable to each class by the total number of shares of such class then outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. Securities listed on a national securities exchange or designated as national market system securities are valued at the last prior sale price or, if there has been no sale that day, at the bid price. The value of other securities is in general based on market value, except that short-term investments maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                    HOW TO INVEST IN THE FUND

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of securities.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently 0.10 of 1% of such net assets, and a service fee of 0.25 of 1% of such assets. (See "Distribution Plan" and "Shareholder Services Plan for Class I Shares.")

     At the date of this Prospectus, Class I Shares are not available for purchase. When Class I Shares become available the Prospectus will be supplemented.

     The Fund's other classes of shares, Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C
Shares"), are not offered by this Prospectus. (See "General
Information - Description of the Fund and Its Shares.")

     At the date of the Prospectus, Class Y Shares of the Fund are registered for sale only in Alaska, Arizona, California, Colorado, District of Columbia, Florida, Hawaii, Idaho, Kansas, Missouri, Montana, Nebraska, New Jersey, New Mexico, New York, Oregon, Utah and Wyoming; Class I Shares of the Fund are registered for sale only in Colorado and New York. At the date of this Prospectus, Class I Shares are not available for purchase. When Class I Shares become available the Prospectus will be supplemented.

     If you do not reside in one of those states you should not purchase shares. If shares are sold outside of those states except to certain institutional investors, the Fund can redeem them. Such a redemption may result in a loss to you and may have tax consequences. The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

How to Purchase Class Y Shares

     Institutional Class Shares ("Class Y Shares") are offered only to institutional investors for investments held in a fiduciary, advisory, agency, custodial or similar capacity, or through them to their clients, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     Class Y Shares of the Fund may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to the Fund's Shareholder Servicing Agent (the "Agent") at the address on the Application. There is no sales charge on initial or subsequent investments. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment.

     The minimum initial investment for Class Y Shares is $100,000 for fiduciaries and $250,000 for all other eligible purchasers, except that this limitation does not apply to shareholders with accounts open on October 31, 1997, or as otherwise stated in the Prospectus or Additional Statement. Such investment must be drawn in United States dollars on a United States commercial or savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in Class Y Shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number and the name of the Fund. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

     Subsequent investments of $50 or more in Class Y Shares can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

How to Purchase Class I Shares

     Initial and subsequent investments in Class I Shares must be made through financial intermediaries and cannot be made directly. Financial intermediaries may set minimum amounts for initial purchase and subsequent investments in Class I Shares and may charge a fee for effecting a purchase or other transaction on behalf of customers. Financial intermediaries that make Class I Shares of the Fund and other mutual funds available to their customers may offer distinct services, may have their own charges for services and may impose their own minimum requirements for initial and subsequent investments. Customers of financial intermediaries should read the Prospectus in light of the terms of their accounts with financial intermediaries. Financial intermediaries that have entered into specific agreements with the Fund may enter confirmed purchase orders on behalf of clients and customers, with payment to follow not later than the Fund's pricing of Class I Shares on the following business day. If payment is not received by that time the financial intermediary could be held liable for resulting fees or losses.

Offering Price

     The offering price for Class Y Shares is the net asset value per share. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price except that if your order is placed after the time for determining the net asset value of the Fund's shares for any day it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

Possible Compensation for Dealers

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Fund. Additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

     Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Confirmations and Share Certificates

     All purchases of Class Y Shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000th of a share). Purchases of Class I Shares will be confirmed by financial intermediaries. No share certificates will be issued for Class Y Shares or Class I Shares.

                        DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. No payments under the Plan from assets represented by Class Y Shares are authorized.

     Under a part of the Plan, the Fund is authorized to make payments with respect to Class I Shares ("Class I Permitted Payments") to Qualified Recipients. Class I Permitted Payments shall be made through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class I Shares. "Qualified Recipients" means financial intermediaries selected by the Distributor with which the Fund or the Distributor has entered into written agreements to act in such capacity.

     The Plan contains provisions designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. The Fund believes that except for payments made with respect to Class A Shares and Class
C Shares under other parts of the Plan, and with respect to Class
I Shares as discussed above, it is not financing any such activity and does not consider any payment enumerated in such provisions as so financing any such activity. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Sub-Adviser, out of its own funds, makes payment for distribution expenses such payments are authorized. (See the Additional Statement.)

                  HOW TO REDEEM YOUR INVESTMENT

Redemption of Class Y Shares

     You may redeem all or any part of your Class Y Shares at the net asset value next determined after acceptance of your redemption request at the Agent. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. There are no redemption fees or penalties on redemption of Class Y Shares. A redemption may result in a transaction taxable to you.

     For your convenience the Fund offers expedited redemption for Class Y Shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods

     You have the flexibility of two expedited methods of initiating redemptions of Class Y Shares.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

          a) to a Financial Institution account you have predesignated or

          b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Fund and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments" below for payment methods. Your name, your account number and your address of record must be supplied.

       To redeem an investment by this method, telephone:

             Toll-free 800-ROCKY-22 (800-762-5922)

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to: PFPC Inc., by FAX at 302-791-1777 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter must provide account name(s), account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required. See "Redemption Payments" below for payment methods.

     If you wish to have redemption proceeds sent to a Financial Institution Account, you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method

     If you own Class Y Shares and have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction to the Fund's Shareholder Servicing Agent: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. The letter must contain:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Fund);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated below.

     For your redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program
(MSP). A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after acceptance of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot to be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

Redemption Payments

     Redemption payments with respect to Class Y Shares will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, it may charge you a fee for this service. Redemption payments for Class I Shares are made to financial intermediaries.

     The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or determination of the net asset value of, the portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds of Class Y Shares can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. (See the Additional Statement for details.)

     The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                    AUTOMATIC WITHDRAWAL PLAN

     If you had a Class Y Shares account with the Fund before April 30, 1998, you may establish an Automatic Withdrawal Plan if you own or purchase Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not otherwise available through this Prospectus. Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.)

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

     The Board of Trustees has approved a change in management arrangements under which the Administrator will become Investment Adviser and Administrator and the Advisor will become the Sub-Advisor. The arrangements are subject to approval by the Fund's shareholders. The new arrangements will not involve any change in overall management fees nor in personnel.

The Advisory Agreement

     KPM Investment Management, Inc. (the "Adviser") supervises the investment program of the Fund and the composition of its portfolio. Through its Denver office, the Adviser currently serves as investment adviser for Tax-Free Fund of Colorado, a tax-free municipal bond fund which was also founded and sponsored by Aquila Management Corporation.

     The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement. At the Adviser's expense the Adviser shall provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Fund and of those Trustees, if any, who are affiliated with the Adviser. Under the Advisory Agreement, the Fund bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Sub-Adviser under the Sub-Advisory and Administration Agreement or by the Fund's Distributor (principal underwriter) are paid by the Fund. The Advisory Agreement lists examples of such expenses borne by the Fund, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Fund pays an Advisory fee computed on the net asset value of the Fund as set forth in the table that appears below.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund; see the Additional Statement. In general, the primary consideration in effecting transactions for the Fund is obtaining the most favorable prices and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser has complete freedom as to the markets in which and the broker-dealers through whom (acting on an agency basis or as principal) it operates to seek this result. The Adviser may consider a number of factors in determining which broker-dealers to use. These factors, which are more fully discussed in the Additional Statement, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. The Adviser is authorized to consider sales of shares of the Fund.

The Sub-Advisory and Administration Agreement

     Aquila Management Corporation, founder of the Fund, serves as Sub-Adviser and Administrator (the "Sub-Adviser") for the Fund under a Sub-Advisory and Administration Agreement (the "Sub-Advisory and Administration Agreement"). The Sub-Adviser is the founder and serves as administrator for three other funds oriented to the Rocky Mountain Region: Tax-Free Trust of Arizona, with assets of $393 million, Tax-Free Fund of Colorado, with assets of $221 million, and Tax-Free Fund For Utah, with assets of $32.5 million, all as of March 31, 1998.

     At its own expense, the Sub-Adviser provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Fund and pays all compensation of the Fund's Trustees, officers and employees who are affiliated persons of the Sub-Adviser.

     Under the Sub-Advisory and Administration Agreement, subject to the control of the Fund's Board of Trustees, the Sub-Adviser provides such advisory services to the Fund, in addition to those services provided by the Adviser, as the Sub-Adviser deems appropriate.

     Under the Sub-Advisory and Administration Agreement, subject to the control of the Fund's Board of Trustees, the Sub-Adviser provides all administrative services to the Fund other than those relating to its investment portfolio handled by the Adviser under the Advisory Agreement. Such administrative services include, but are not limited to, overseeing all relationships between the Fund and its various support organizations including the transfer agent, custodian, legal counsel, auditors and principal underwriter. Its services include the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Fund and for the sale, servicing, or redemption of the Fund's shares. Additionally, the Sub-Adviser either keeps the accounting and other books and records of the Fund, including the computation of net asset value per share and the dividends (utilizing daily pricing of the securities in the Fund's portfolio performed by the Adviser under the Advisory Agreement) or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund. See the Additional Statement for a further description of functions listed in the Sub-Advisory and Administration Agreement as part of such duties.

     Under the Sub-Advisory and Administration Agreement, subject to the control of the Fund's Board of Trustees, the Sub-Adviser provides sub-advisory services to the Fund, which include review of the investment activities of the Fund, and may include providing the Adviser and the Fund with material relevant to the investment in securities of issuers in various states. Although such event is not anticipated, if the Advisory Agreement were terminated, the Sub-Adviser would assume the duties of managerial investment adviser, in addition to continuing its duties as sub- adviser and administrator, subject to and in compliance with the 1940 Act and the rules thereunder. In such event, it would be paid an additional fee at the rate currently paid to the Adviser. See the Additional Statement.

     The Sub-Advisory and Administration Agreement contains provisions as to the Sub-Adviser's allocation of the portfolio transactions of the Fund similar to those in the Advisory
Agreement; see the Additional Statement.

     Under the Sub-Advisory and Administration Agreement, the Fund pays a sub-advisory and administration fee computed on the net asset value of the Fund as described in the table below.

Advisory and Sub-Advisory Fees

     Under the Advisory Agreement and the Sub-Advisory and Administration Agreement, the Fund pays fees to the Adviser and Sub-Adviser which are payable monthly and computed on the net asset value of the Fund at the end of each business day at different levels, depending on the net assets of the Fund. The aggregate annual rate of the fees payable with respect to net assets at different levels are set forth in the following table:


                     Aggregate Annual Rates

                                   Sub-Advisory and
                                   Administration
Fund Net Assets     Advisory Fee   Fee                 Total Fees
Up to $15 million   0.70 of 1%     0.80 of 1%          1.50%

$15 million up to
   $50 million      0.55 of 1%     0.65 of 1%          1.20%

Above $50 million   0.40 of 1%     0.50 of 1%          0.90%

     The Adviser and the Sub-Adviser may each waive all or part of their respective fees during the early development phase of the Fund. In authorizing such fees, the Board of Trustees considered a number of factors including the difficulties of managing a portfolio oriented primarily to the Rocky Mountain Region, and the expertise with respect to that area possessed by both the Adviser and the Sub-Adviser.

     The Adviser and Sub-Adviser have each agreed that their respective fees shall be reduced, but not below zero, by an amount equal to their respective pro-rata portions (based upon the aggregate fees of the Adviser and the Sub-Adviser) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, and brokerage fees, exceed the most restrictive expense limitation imposed upon the Fund in the states in which shares are then eligible for sale. At the present time none of the states in which the Fund's shares will be sold have any such limitation.

Information about the Adviser,
the Sub-Adviser and the Distributor

     The Adviser is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. Founded in 1981, the Adviser provides discretionary equity, fixed-income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net-worth individuals and currently manages over $1 billion of clients' assets.

     The Adviser has informed the Fund that it anticipates performing its advisory function at its primary office in Omaha, Nebraska, beginning no later than May 8, 1998. The Adviser continues to maintain a team-oriented equity investment process, utilizing the collective experience and knowledge of each of four equity portfolio manager/analysts. The equity team divides research responsibility by sector and each manager/analyst prepares both industry research and recommendations on individual issues.

     Mr. Randall D. Greer has final responsibility for the investment process for the Fund. Mr. Greer has been President and CEO of the Adviser since 1994. From 1988 to 1994, he was President of Kirkpatrick, Pettis, Smith, Polian, Inc. ("Kirkpatrick, Pettis"), a broker/dealer and investment adviser, which at that time was the parent company and is now an affiliate of the Adviser. From 1975 to 1987, he held various positions at Kirkpatrick, Pettis including research analyst, Director of Research and Chief Investment Officer. He is Chairman of the Adviser's Board of Directors and a member of the Board of Kirkpatrick, Pettis and the Kirkpatrick Pettis Trust Company. He holds a B.S. in Psychology from the University of Nebraska at Lincoln and an M.B.A. from the University of Florida. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

     Mr. John Henry Schoenwise, a member of the team, currently the Fund's Portfolio Manager, has notified the Adviser that he will resign effective May 8, 1998. He holds a B.S. in Business
Administration from the University of Nebraska at Lincoln and a M.A. in Economics from the University of Kansas.

     The Adviser has its primary office at 10250 Regency Circle, Omaha, NE 68114 and its Denver office is located at One Norwest Center, 1700 Lincoln Street, Denver, CO 80203. Since 1983, the Adviser has been wholly-owned by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.

     The Fund's founder, Sub-Adviser and Administrator is administrator to the Aquilasm Group of Funds, which consists of 14 funds, seven tax-free municipal bond funds, five money market funds and two equity funds, including the Fund. As of December 31, 1997, these funds had aggregate assets of approximately $2.9 billion, of which approximately $900 million consisted of assets of money market funds and $1.9 billion consisted of assets of the tax-free bond funds. The Sub-Adviser, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann.

     During the fiscal year ended December 31, 1997, the Fund accrued fees to the Adviser and Sub-Adviser respectively of $19,571 and $22,367. All of such fees were waived. In addition, the Sub-Adviser reimbursed the Fund for unamortized deferred organization expenses in the amount of $8,734 and agreed to reimburse the Fund for other expenses in the amount of $98,824, of which $91,656 was paid during the fiscal year and $3,168 was paid in January, 1998.

     The Distributor currently handles the distribution of the shares of fourteen funds, five money market funds, seven tax-free municipal bond funds and two equity funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor, including Mr. Herrmann and Ms. Herrmann.

                  DIVIDEND AND TAX INFORMATION

     The Fund distributes dividends from net investment income, on an annual basis following the end of its fiscal year, which is December 31st. If the Fund has had net long-term capital gains or net short-term capital gains for the year, it distributes dividends on those items at the same time. Short-term capital gains include the gains from the disposition of securities held less than one year, the premiums from expired call options written by the Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently. Dividends and other distributions paid with respect to each class of the Fund's shares are calculated at the same time and in the same manner. The dividends of each class can vary because each class will bear certain class-specific charges.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate Application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a quarterly account summary indicating the current status of their investment. There is no fixed dividend rate.

Tax Information

     The Fund intends to qualify for taxation as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code. As such, the Fund will not be taxed on its net investment income or its net realized capital gains, if any, to the extent they have been distributed to the Fund's shareholders. Distributions from the Fund's net income and net short-term capital gains are taxed as ordinary income. If the Fund has net long-term capital gains which are greater than its net short-term capital losses, it will distribute the excess and such distribution will be taxed to you as long-term capital gains, regardless of how long you have held your shares. Although distributions will be made in January, you must report the income or capital gain on your return for the prior calendar year, assuming you file your returns on a calendar year basis.

     For purposes of Federal income tax, certain options, if any, held by the Fund at the end of its fiscal year generally will be treated as having been sold at market value. As a general rule any gain or loss on such contracts will be treated as 60% long-term and 40% short-term. See the Additional Statement for more detail on the tax aspects of options. Dividends paid by the Fund will qualify for the dividends received deduction for corporations only to the extent that they represent payment of qualifying dividend income received by the Fund. Shortly after the end of each calendar year, the Fund will send you a statement of the amount and nature of net income and capital gains.

     Distributions from the Fund, whether ordinary income or capital gain in nature, will be taxable to you whether you take them in cash or have them automatically reinvested in shares of the Fund.

     The Fund will be obliged to withhold certain percentages of distributions and pay over the amounts to the Internal Revenue
Service in either of two instances:

     (1) if you do not supply the Fund or the institution through which you receive distributions with your correct taxpayer identification number, which for most individuals is their Social Security number, the Fund will have to withhold 31% on ordinary income dividends, capital gains dividends and redemption payments; and

     (2) if you are a non-resident alien or foreign entity, the Fund will have to withhold 30% (or a lower rate if provided by treaty with the country in which the alien or entity resides) of such payments.

Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over 18 months, mid-term if you held the redeemed shares for over one year but not more than 18 months and short-term, if for a year or less. Long term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term gains are currently taxed at ordinary income tax rates.

                       EXCHANGE PRIVILEGE

     There is an exchange privilege as set forth below among this Fund and certain tax-free municipal bond funds and another equity fund (together with this Fund, the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are in the Aquilasm Group of Funds and have the same Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of this Prospectus, the Aquila Bond or Equity Funds are this Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Class Y Shares of the Fund may be exchanged only for Class Y Shares of the Bond or Equity Funds or for shares of a Money-Market Fund. Similar exchangability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

     Under the Class Y exchange privilege, once Class Y Shares of any Bond or Equity Fund have been purchased, those shares (and any Class Y Shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and Class Y Shares of the Bond or Equity Funds without the payment of any sales charge, provided that the applicable minimum investment requirements for purchase of Class Y Shares are met. (See "How to Purchase Class Y Shares.")

     Shares of a Money-Market Fund not acquired in exchange for Class Y Eligible Shares of a Bond or Equity Fund can be exchanged for Class Y Shares of a Bond or Equity Fund only by persons eligible to make an initial purchase of Class Y Shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

              800-ROCKY-22 (800-762-5922) toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges of Class Y Shares will be effected at the relative net asset values of the Class Y Shares being exchanged next determined after receipt by the Agent of your exchange request. Exchanges of Class I Shares will be effected at the relative net asset values of the Class I Shares being exchanged next determined after receipt by the financial intermediary of your exchange request.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including various expressions of total return.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, at the maximum public offering price (offering price includes any applicable sales charge) for 1- and 5-year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. See the Additional Statement.

     Performance figures are based upon past performance, reflect as appropriate all recurring charges against Fund income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge on the purchase of shares, but not on reinvestment of income dividends for which the Fund does not impose a sales charge.

     The investment results of the Fund, like those of all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return may be in any future period.

Description of the Fund and Its Shares

     The Fund is an open-end, diversified management investment company organized in 1993 as a Massachusetts business trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     The other two classes of shares of the Fund are Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares
("Class C Shares"), which are fully described in a separate prospectus that can be obtained by calling the Fund at 800-ROCKY-55 (800-762-5955) toll free or 212-697-6666.

     The primary distinction among the Fund's four classes of shares lies in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of securities and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation. There are no distribution fees with respect to Class Y Shares.

     Dividends and other distributions paid by the Fund with respect to shares of each class are calculated in the same manner and at the same time, but may differ depending upon the distribution and service fees, if any, and other class-specific expenses borne by each class.

     The Fund's Distribution Plan has four parts. In addition to the provisions described above under "Distribution Plan," Parts I and II of the Plan authorize payments, to certain "Qualified Recipients," out of the Fund assets allocable to the Class A Shares and Class C Shares, respectively. (See the Additional Statement.) The Fund has also adopted a Shareholder Services Plan under which the Fund is authorized to make certain payments out of the Fund assets allocable to the Class C Shares. (See the Additional Statement.)

     See the notes to the "Statement of Assets and Liabilities" in the Additional Statement for information as to the amortization of the Fund's organizational and start-up expenses.

The Year 2000

     Like other financial and business organizations, the Fund could be adversely affected if computer systems the Fund relies on do not properly process date-related information and data involving the year 2000 and after. The Sub-Adviser is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that comparable steps are being taken by the other major service providers to the Fund. The Sub-Adviser has also requested the Fund's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Fund invests. At this time there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Voting Rights

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. See the Additional Statement for information about shareholder voting if the Fund were in the future to have more than one portfolio (series). No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.

            Application for Aquila Rocky Mountain Equity Fund
                         For Class I and Y Shares only
                Please complete steps 1 through 4 and mail to:
                                 PFPC Inc.
                  400 Bellevue Parkway, Wilmington, DE 19809
                             Tel. #1-800-762-5922


STEP 1 ACCOUNT REGISTRATION

A. REGISTRATION

___Individual  (Use line 1)
___Joint Account*  (Use lines 1&2)
___For a Minor (Only one custodian and one minor permitted.)
   (Use line 3)
___For Trust, Corporation, Partnership or other Entity  (Use line 4)
* Joint Accounts will be Joint Tenants With Rights of Survivorship unless otherwise specified.

Please type or print name exactly as account is to be registered 1.________________________________________________________________
  First Name Middle Initial Last Name Social Security Number 2.________________________________________________________________
  First Name Middle Initial Last Name Social Security Number 3.________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name

Under the _________Uniformed Gifts/Transfers to Minors Act.
            State
Custodian for ____________________________________________________
               Minor's First Name    Middle Initial    Last Name
                                     _____________________________
                                       Minor's Social Security No.
4. __________________________________________________________________
(Name of Corporation or Partnership. PLEASE INDICATE TYPE OF ORGANIZATION. If a Trust, include the name and date of the Trust Instrument. The name(s) of the Trustees in which account will be registered should be listed below. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
______________________________________________________________________
Tax I.D. Number      Trustee(s) or Authorized Individual       Title


B. MAILING ADDRESS AND TELEPHONE NUMBER
__________________________________________________________________________
 Street or P.O. Box           City          State           Zip Code

(_______)_________________________________________________________________
Area Code      Daytime Telephone #      Occupation

__________________________________________________________________________
Employer's Name/Employer's Address        City               State

Citizen or resident of U.S.___ Other___
Check here___ if you are a non U.S. citizen or resident and not subject to back-up withholding. See certification in Step 4.


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

__________________________________________________________________________
Dealer Name                                  Branch Office Address
__________________________________________________________________________
Branch Office City/State                     Branch #
__________________________________________________________________________
Representative's Name    Rep #
(_______)_________________________________________________________________
Area Code      Telephone #              [Agent Use: Dealer # / Branch #]



STEP 2 PURCHASES OF SHARES

A. INITIAL INVESTMENT

Indicate Method of Payment (For either method, make check payable to: Aquila Rocky Mountain Equity Fund)

___Initial Investment  $ ______________ (Minimum $100,000 for
Fiduciaries and $250,000 for all other eligible purchasers.)


B. DISTRIBUTIONS

All income dividends and capital gains distributions will be reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*
    * For cash dividends, please choose one of the following options:

___Deposit directly into my/our Financial Institution account. ATTACHED
   IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank,savings bank or credit union.)
___Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Aquila Rocky Mountain Equity Fund Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling toll-free at 1-800-ROCKY-22. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. AUTOMATIC WITHDRAWAL PLAN
(Available only to shareholders who
had Class Y Shares before April 30, 1998.)

(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________ .
                                   Minimum: $50             Month/Year

Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

_______________________________         _____________________________________
First Name  Middle Initial  Last Name   Financial Institution Name
_______________________________         _____________________________________
Street                                  Financial Institution Street Address
_______________________________         _____________________________________
City      State         Zip                City            State         Zip

                                        _____________________________________
                                        Financial Institution Account Number


D. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No
The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this
Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                Number
_______________________________   ____________________________________
  Street                            City   State Zip


STEP 4 Section A
DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits. I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _______________________________________

Name and Address where my/our account is maintained

Name of Financial Institution______________________________________________

Street Address_____________________________________________________________

City___________________________________________State _________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila
Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated
  Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW.
FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
  Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-ROCKY-55 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan
   (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent.
   The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
KPM Investment Management, Inc.
A Mutual of Omaha Company
10250 Regency Circle, Suite 200
Omaha, Nebraska 68114
and
One Norwest Center,
1700 Lincoln Street
Denver, Colorado 80203

SUB-ADVISER and ADMINISTRATOR
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
R. Thayne Robson
Cornelius T. Ryan

OFFICERS
Lacy B. Herrmann, President
Sue McCarthy-Jones, Senior Vice President
Jerry G. McGrew, Senior Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176



TABLE OF CONTENTS
Highlights.......................................
Table of Expenses................................
Financial Highlights.............................
Introduction.....................................
Investment Of The Fund's Assets..................
Investment Restrictions.........................
Net Asset Value Per Share.......................
How To Invest In The Fund.......................
Distribution Plan...............................
How To Redeem Your Investment...................
Automatic Withdrawal Plan.......................
Management Arrangements.........................
Dividend And Tax Information....................
Exchange Privilege..............................
General Information.............................
Application



Aquila
[LOGO]
Rocky
Mountain
Equity Fund

PROSPECTUS

April 30, 1998
[LOGO]
One of The
Aquilasm Group Of Funds

                AQUILA ROCKY MOUNTAIN EQUITY FUND

                       380 Madison Avenue
                           Suite 2300
                    New York, New York 10017
                   800-ROCKY-55 (800-762-5955)
                          212-697-6666

               STATEMENT OF ADDITIONAL INFORMATION

                         April 30, 1998

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. There are two Prospectuses for the Fund dated April 30, 1998: one Prospectus describes Front Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in the Additional Statement to "the Prospectus" refer to either of these Prospectuses. The Additional Statement should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Shareholder Servicing Agent, PFPC Inc. by writing to: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling the following numbers:

              800-ROCKY-22 (800-762-5922) toll free

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to 380 Madison Avenue, Suite 2300, New York, New York
10017; or by calling:

      800-ROCKY-55 (800-762-5955) toll free or 212-697-6666

     The Annual Report of the Fund for the fiscal year ended
December 31, 1997 (audited) will be delivered with the Additional
Statement.

                        TABLE OF CONTENTS

Investment of the Fund's Assets  . . . . . . . . . . . . . . . .2
Performance  . . . . . . . . . . . . . . . . . . . . . . . . . .7
Investment Restrictions  . . . . . . . . . . . . . . . . . . . 10
Distribution Plan  . . . . . . . . . . . . . . . . . . . . . . 11
Shareholder Services Plan  . . . . . . . . . . . . . . . . . . 18
Limitation of Redemptions in Kind  . . . . . . . . . . . . . . 20
Trustees and Officers  . . . . . . . . . . . . . . . . . . . . 20
Additional Information as to Management Arrangements . . . . . 24
Computation of Net Asset Value . . . . . . . . . . . . . . . . 29
Automatic Withdrawal Plan  . . . . . . . . . . . . . . . . . . 30
Additional Tax Information . . . . . . . . . . . . . . . . . . 30
Conversion of Class C Shares . . . . . . . . . . . . . . . . . 30
General Information  . . . . . . . . . . . . . . . . . . . . . 31
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . 34

                 INVESTMENT OF THE FUND'S ASSETS

     The investment objective and policies of the Fund are described in the Prospectus, which refers to the matters described below.

Additional Information Regarding Options Transactions, Risks
Associated with such Transactions and Tax Consequences

Writing Covered Call Options

     The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund to generate additional income from option premiums. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security underlying the option. Covered call options will generally be written on securities which, in the opinion of the Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time prior to a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (OCC) and of the Exchanges. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which the Fund already owns. The Fund will not write call options on when-issued securities.

     Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration date of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or a loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account. The Fund does not consider a security covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

     If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with rules of the OCC, which is an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Federal Income Tax Treatment of Covered Call Options.

     Expiration of an option or entry into a closing purchase transaction will result in a capital gain. If the option is "in-the-money" (i.e., the option strike price is less than the market value of the security covering the option) at the time it was written, any gain or loss realized as a result of the closing purchase transaction will be long-term capital gain or loss, if the security covering the option was held for more than 12 months prior to the writing of the option. The holding period of the securities covering an "in-the-money" option will not include the period of time the option is outstanding. If the option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

     If the Fund writes options other than "qualified covered call options," as defined in the Internal Revenue Code, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. In addition, any options written against securities other than stocks will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss.

Purchasing Put Options

     The Fund may purchase put options on an underlying security owned by the Fund. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. The example of such use of put options is provided below. The Fund will not purchase options for leverage purposes.

     The Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of its security. Such hedge protection is provided only during the life of the put option when the Fund as the holder of the put option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     The Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. The option will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Writing Put Options

     The Fund will not write put options except to close out transactions as described above.

Purchasing Call Options

     The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below. The Fund will not purchase options for leverage purposes.


     Call options may be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to fix its cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of stock that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

      The Fund will commit no more than 5% of its assets to premiums when purchasing call options. The Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Risks Associated with Options Transactions

     Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Adviser's predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include (i) dependence upon the Adviser's ability to predict correctly movements in the direction of securities prices;
(ii) imperfect correlation between the price of options and the movements in the prices of securities being hedged; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged position to avoid adverse consequences and (vi) the possible inability of the Fund to purchase or sell portfolio securities at a time when it would otherwise be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because of the requirement for the Fund to maintain "cover" or to segregate securities in connection with a hedging transaction.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 60%. The factors which may affect the rate include (i) the possible necessary sales of portfolio securities to meet redemptions; and (ii) the possibility of purchasing or selling portfolio securities without regard to the length of time they have been held to attempt to take advantage of market opportunities and to avoid market declines. Short-term trading increases portfolio turnover and transaction costs.

                           PERFORMANCE

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. The methods that may be used by the Fund are described below.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over a 1- year period and a period since the inception of the operations of the Fund (on July 22, 1994) that would equate an initial hypothetical $1,000 investment in each of the Fund's classes of shares to the value such an investment would have if it were completely redeemed at the end of each such period.

     In the case of Class A Shares, the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. During the periods listed the Fund's maximum sales charge was 4.75%. Effective April 30, 1996, the maximum sales charge was reduced to 4.25%. In the case of Class C Shares, the calculation assumes the applicable Contingent Deferred Sales Charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all three classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on April 30, 1998 and none were outstanding during the periods indicated.

     Investors should note that the maximum sales charge (4.25%) reflected in the following quotations is a one time charge on certain purchases of Class A Shares, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.

Average Annual Compounded Rates of Return:


               Class A Shares      Class C Shares      Class Y Shares
One Year       17.77%              22.18%              22.98%

Since
inception on
July 22, 1994  14.99%              17.36%(1)           17.81%(1)

(1) Period from April 30, 1996 (inception of class) through December 31,
1997.


     These figures were calculated according to the following SEC formula:

                                n
                          P(1+T) = ERV

where:

     P    = a hypothetical initial payment of $1,000

     T    = average annual total return

     n    = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 and 5 year periods or the period since inception, at the end of each such period.

     As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return for each of its four classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.

Total Return


               Class A Shares      Class C Shares      Class Y Shares
One Year       17.77%              22.18%              22.98%

Since
inception on
July 24, 1994  61.84%              30.66%(1)           31.51%(1)

(1) Period from April 30, 1996 (inception of class) through December 31,
1997.


     In general, actual total rate of return will be lower than average annual rate of return because the average annual rate of return reflects the effect of compounding. See discussion of the impact of the sales charge on quotations of rates of return, above.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

     From time to time, in reports and promotional literature, the Fund may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

     Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

     Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

     From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below.

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than those discussed under "Investment of the Fund's Assets" in the Prospectus;
therefore the Fund cannot buy any commodities or commodity contracts, any mineral related programs or leases or combinations thereof.

     The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or its Adviser individually owning beneficially more than 0.5% of the securities of that issuer together own in the aggregate more than 5% of such securities.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of options and can pay premiums on these options.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

                        DISTRIBUTION PLAN

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

Provisions Relating to Class A Shares (Part I)

     At the date of the Additional Statement, most of the outstanding shares of the Fund would be considered Qualified Holdings of various broker-dealers unaffiliated with the Adviser or the Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

     Part I of the Plan applies only to the Front-Payment Shares
Class ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class
A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized , but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under Section 9 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, Sub-Adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as therein provided, continue in effect, until the June 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares
Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, Sub-Adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class. Part II has continued, and will, unless terminated as therein provided, continue in effect, until the June 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 30, 1996 or (ii) Class
C Plan Agreements entered into thereafter.

Payments Under the Plan

     During the fiscal year ended December 31, 1997, the Fund paid $6,262 under the Plan with respect to its Class A Shares of which the Distributor received $685. There were only nominal payments with respect to Class C Shares. During the fiscal year ended December 31, 1996, the Fund paid $4,975 under the Plan with respect to its Class A Shares of which the Distributor received $574. There were no payments with respect to Class C Shares. During the fiscal year ended December 31, 1995, the Fund paid $3,099 under the Plan with respect to what are now called Class A Shares of which the Distributor received $371. There were no Class C Shares then outstanding.

Provisions relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial
Intermediary Class Shares ("Class I Shares") of the Fund
(regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed for time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under Section 15 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, Sub-Adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan. Part III has continued, and will, unless terminated as therein provided, continue in effect, until the June 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan states that while it is in effect, the Fund's Administrator and Distributor shall report at least quarterly to the Fund's Board of Trustees in writing for their review on the following matters: (i) all Permitted Payments made under this Plan, the identity of the Qualified Recipient of each Payment, and the purposes for which the amounts were expended; (ii) all costs of each item of cost specified in the Plan (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Fund to the distributor, sub-adviser or administrator paid or accrued during such quarter. In addition if any such Qualified Recipient is an affiliate, as that term is defined in the 1940 Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

                    SHAREHOLDER SERVICES PLAN

     The Fund has adopted a Shareholder Services Plan (the
"Services Plan") to provide for the payment with respect to Class
C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Rules of Fair Practice of the National
Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund
(regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 1997, $11.00 was paid to the Distributor.

Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

General Provisions

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

                LIMITATION OF REDEMPTIONS IN KIND

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                      TRUSTEES AND OFFICERS

     The Trustees and officers of the Fund, their affiliations, if any, with the Sub-Adviser or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Fund is affiliated with the Adviser. Mr. Herrmann is an "interested person" of the Fund, as that term is defined in the 1940 Act, as an officer of the Fund and a Director, officer and shareholder of the Sub-Adviser and the Distributor. Ms. Herrmann is an interested person as an officer of the Sub-Adviser. They are so designated by an asterisk.

     As of the date of this Additional Statement, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, 380 Madison Avenue, New York, New York 10017

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Manager, Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, the Fund and Aquila Cascadia Equity Fund since 1996, which, together with this Fund are called the Aquila Bond and Equity Funds; and Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Government Securities Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Tucker Hart Adams, Trustee, 4822 Alteza Drive, Colorado Springs,
Colorado 80917

President of the Adams Group, an economic consulting firm, since 1989; Trustee of Tax-Free Fund of Colorado since 1989; Vice President of United Banks of Colorado, 1985-1988; Chief Economist of United Banks of Colorado, 1981-1988; Director of University Hospital, 1990-1994; Director of the Colorado Health Facilities Authority; Vice Chair of the University of Colorado Foundation; currently or formerly an officer or director of numerous professional and community organizations.

Arthur K. Carlson, Trustee, 8702 North Via La Serena, Paradise
Valley, Arizona 85253

Retired; Advisory Director of the Renaissance Companies (design and construction companies of commercial, industrial and upscale residential properties) since 1996; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona and Pacific Capital Cash Assets Trust since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation;present or formerly an officer and/or director of various other community and professional organizations.

Diana P. Herrmann*, Trustee and Vice President, 380 Madison Avenue, New York, New York 10017

Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994, of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995, of Aquila Cascadia Equity Fund since 1996 and Tax-Free Fund for Utah since 1997; President and Chief Operating Officer of the Sub-Adviser since 1997; Senior Vice President and Secretary, formerly Vice President of the Sub-Adviser since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Vice President of the Aquila Bond and Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Fund's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

R. Thayne Robson, Trustee, 3548 Westwood Drive, Salt Lake City,
Utah 84109

Director of the Bureau of Economic and Business Research, Professor of Management, and Research Professor of Economics at the University of Utah since 1978; Trustee of Tax-Free Fund for Utah since 1992; Director of the Alliance of Universities for Democracy since 1990; Trustee of the Salt Lake Convention and Visitors Bureau since 1984; Member of Utah Governor's Economic Coordinating Committee since 1982; Member of the Association for University Business and Economic Research since 1985; Director of ARUP (a medical test laboratory) since 1988; Director of Western Mortgage since 1989; Director of the Utah Economic Development Corporation since 1985; Director of the Salt Lake Downtown Alliance since 1991; Trustee of Crossroads Research Institute since 1986.

Cornelius T. Ryan, Trustee, c/o Oxford Partners, 315 Post Road
West, Westport, Connecticut, 06880

General Partner of Oxford Partners, a group of investment venture capital partnerships; General Partner of Oxford Bioscience Partners, and President of Oxford Venture Corporation, an affiliated administrative company, since 1980; Trustee of CCMT since 1976, of Prime Cash Fund (which is inactive), 1983-1996 ; President of AMR International, Inc., a management training and publishing company, 1978-1980; Director of Schuster Fund, Inc., 1972-1980; President of GTE New Ventures Corporation, 1974-1978; Vice President, Corporation Development, of GTE Corporation, 1974-1978; President and a founder of Randolph Computer Corporation, 1965-1974; Director of Neuberger & Berman Equity Funds, since 1988.

Sue McCarthy-Jones, Senior Vice President, 15230 SW 141st Avenue,
Tigard, Oregon 97244

Senior Vice President of Aquila Cascadia Equity Fund, and Tax-Free Trust of Oregon since 1997; Investment Executive, US Bancorp Securities, 1996-1997; Training and sales supervision, Marketing One, Inc., 1991-1996; Account Executive, Security Pacific Bank, 1990-1991; various investment related positions, 1980-1990.

Jerry G. McGrew, Senior Vice President, Vice President, P.O. Box
662, Radcliff, Kentucky 40159

Senior Vice President of Churchill Tax-Free Fund of Kentucky since 1994, Vice President since 1987; Vice President of Tax-Free Fund For Utah since 1992; Vice President of Churchill Cash Reserves Trust since 1995; Registered Principal since 1993; Vice President of Aquila Distributors, Inc. since 1993; Registered Representative of J.J.B. Hilliard, W.L. Lyons Inc., 1983-1987; Account Manager with IBM Corporation, 1967-1981; Gubernatorial appointee, Kentucky Financial Institutions Board, since 1993; Chairman, Total Quality Management for Small Business, 1990-1994; President of Elizabethtown/Hardin County, Kentucky, Chamber of Commerce, 1989-1991; President of Elizabethtown Country Club, 1983-1985.

Jessica L. Wiltshire, Vice President, 410 17th Street, Suite 1715, Denver, Colorado 80202

Investor Representative with Oppenheimer Funds, 1996-1997; Sales
Representative for Tax-Free Fund of Colorado and Aquila Rocky
Mountain Equity Fund, 1993-1996.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New
York, New York 10017

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New  York
10017

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New
York 10176

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines &
Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, 380 Madison Avenue, New York,
New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990;Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer, 380
Madison Avenue, New York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Sub-Adviser and the Distributor since 1995; Secretary of the Distributor since
1997; formerly a Legal Associate for Oppenheimer Management
Corporation, 1993-1995.

     The Fund does not pay fees to Trustees affiliated with the Administrator or the Distributor or to any of the Fund's officers. During the fiscal year ended December 31, 1997, the Fund paid $13,094 in fees and reimbursement of expenses to its other Trustees. The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               now serves
Tucker H.
Adams          $1,850              $9,986              2

Arthur K.
Carlson        $1,720              $59,122             7

R. Thayne
Robson         $2,180              $5,245              2

Cornelius
Ryan           $950                $3,700              2



      ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

Additional Information as to the Advisory Agreement

     The Investment Advisory Agreement (the "Advisory Agreement") between the Fund and KPM Investment Management, Inc. (the Adviser") contains the provisions described below, in addition to those described in the Prospectus.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice, and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined). However, in the Advisory Agreement, the Adviser agrees that it will not exercise its termination rights for at least two years from the effective date of the Advisory Agreement, except for regulatory reasons.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Fund agrees to indemnify the Adviser to the full extent permitted under the Fund's Declaration of Trust.

     The Advisory Agreement contains the following provisions as to the Fund's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., the most favorable price and efficient execution, and accordingly shall seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Adviser or its other clients.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied by the Adviser for inclusion therein.

Additional Information as to the Sub-Advisory and Administration Agreement

     The Sub-Advisory and Administration Agreement (the
"Sub-Advisory Agreement") between Aquila Management Corporation, as Sub-Advisor and Administrator, and the Fund contains the provisions described below in addition to those described in the Prospectus.

     Subject to the control of the Fund's Board of Trustees, the Sub-Adviser provides all administrative services to the Fund other than those relating to its investment portfolio handled by the Adviser under the Advisory Agreement; as part of such duties, the Sub-Adviser (i) provides office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the Fund's headquarters; (ii) oversees all relationships between the Fund and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Fund's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Fund's shares; (iii) either keeps the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that daily pricing of the Fund's portfolio is the responsibility of the Adviser under the Advisory Agreement) or, at its expense and responsibility, delegates such duties in whole or in part to a company satisfactory to the Fund; (iv) maintains the Fund's books and records and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Fund's insurance relationships; (v) prepares, on the Fund's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Fund's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Fund pays its own legal and audit expenses, to the extent that the Fund's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Fund.

     The Sub-Advisory and Administration Agreement further provides with respect to sub-advisory services that subject to the direction and control of the Board of Trustees of the Fund, the Sub-Adviser shall review with the Adviser the investment activities of the Fund and in conjunction with the Adviser shall make such periodic reports to the Board of Trustees of the Fund as may be appropriate, and in addition, the Sub-Adviser shall provide such advisory services to the Fund, in addition to those services provided by the Adviser, as the Sub-Adviser deems appropriate; as part of any such services, the Sub-Adviser shall at its discretion: (i) provide the Adviser and the Fund with overall market analysis; (ii) provide the Adviser and the Fund with material relevant to the investment of the assets of the Fund in securities of issuers in various states;
(iii) provide the Adviser and the Fund such other investment advice as it considers necessary or appropriate; (iv) consult with the Adviser in connection with the Adviser's duties under the Advisory Agreement; and (v) otherwise assist the Adviser, and itself directly act (in coordination with the Adviser and as may be agreed among them with respect to a portion of, or all of, the Fund's portfolio), to (A) supervise continuously the investment program of the Fund and the composition of its portfolio; (B) determine what securities shall be purchased or sold by the Fund; and (C) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

     The Sub-Advisory and Administration Agreement contains provisions as to the Fund's portfolio transactions identical to those contained in the Advisory Agreement, described above.

     The Sub-Advisory and Administration Agreement further provides with respect to possible advisory services that subject to the direction and control of the Board of Trustees of the Fund, in the event of the termination of the Advisory Agreement, the Sub-Adviser shall act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund, and the fee payable to the Sub-Adviser shall be increased to the amount provided in sub-section 4(b) thereof, provided, however, that (i) within two weeks of notice of termination of the Advisory Agreement being delivered by the Fund or by the Adviser, or termination of the Advisory Agreement for any other reason, or within such longer period as shall have been specified by the Board of Trustees, the Sub-Adviser shall have provided the Board of Trustees information of the kind required in connection with annual renewal of agreements under Section 15(c) of the 1940 Act, and (ii) within thirty days of the termination of the Advisory Agreement, the assumption of such duties by the Sub-Adviser shall have been approved by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval.

     In the event that the Sub-Adviser assumes such duties, it shall (i) supervise continuously the investment program of the Fund and the composition of its portfolio; (ii) determine what securities shall be purchased or sold by the Fund; (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     In the event that the Sub-Adviser assumes the duties of managerial investment adviser to the Fund with respect to investment of the Fund's assets following approval by the Fund's Board of Trustees, the Fund shall pay the Sub-Adviser, and the Sub-Adviser shall accept as full compensation for all services rendered thereunder, a fee payable monthly and computed on the net asset value of the Fund at the end of each business day at the annual rate of 1.50% of such net asset value on net assets of the Fund up to $15,000,000, 1.20% on net assets of the Fund above $15,000,000 to $50,000,000 and 0.90 of 1% of the Fund's net assets above $50,000,000.

     In the event of termination of the Advisory Agreement, if the Sub-Adviser does not elect to assume the duties of managerial investment adviser or if its election as managerial investment adviser is not approved by the Board of Trustees, the Sub-Adviser shall act as acting investment adviser until a new investment adviser has been appointed. In such event, the Fund shall pay the Sub-Adviser an amount in addition to the amounts it is being paid for sub-advisory and administrative services as described in the Prospectus, which does not exceed its costs for its services as acting managerial investment adviser, but in no event more than the amounts set forth in the preceding paragraph.

     The Sub-Advisory and Administration Agreement contains provisions as to the Sub-Adviser's allocation of the portfolio transactions of the Fund similar to those in the Advisory
Agreement.

     The Sub-Advisory and Administration Agreement may be terminated at any time without penalty by the Sub-Adviser upon sixty days' written notice to the Fund and the Adviser; it may be terminated by the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Fund. The Sub-Advisory and Administration Agreement will otherwise continue indefinitely. In either case the notice provision may be waived. The Sub-Advisory and Administration Agreement contains a provision under which the Sub-Adviser agrees that it will not exercise its termination rights for at least two years from the effective date of the Agreement except for regulatory reasons.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Sub-Advisory and Administration Agreement provides that the Sub-Adviser shall not be liable for any error in judgement or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory and Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Sub-Advisory and Administration Agreement. The Fund agrees to indemnify the Sub-Adviser to the full extent permitted by the Declaration of Trust.

     During the fiscal year ended December 31, 1997, the Fund accrued fees to the Adviser and Sub-Adviser, respectively, of $19,571 and $22,367. All of such fees were waived. In addition, the Sub-Adviser reimbursed the Fund for unamortized deferred organization expenses in the amount of $8,734 and agreed to reimburse the Fund for other expenses in the amount of $98,824, of which, $91,656 was paid during the fiscal year and $3,168 was paid in January, 1998. During the fiscal year ended December 31, 1996, the Fund accrued fees to the Adviser and Sub-Adviser, respectively, of $14,047 and $16,054. All of such fees were waived. In addition, the Sub-Adviser agreed to reimburse $116,013 of the Fund's expenses. During the fiscal year ended December 31, 1995, the Fund accrued fees to the Adviser and Sub-Adviser, respectively, of $8,679 and $9,981. All of such fees were waived. In addition the Sub-Adviser agreed to reimburse $86,185 of the Fund's expenses.

                 COMPUTATION OF NET ASSET VALUE

     The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of shares of such class then outstanding. The close of the principal exchanges or other markets on which some of the Fund's portfolio securities are traded may be later than 4:00 p.m. New York time. Options are valued at the last prior sales price on the principal commodities exchange on which the option is traded or, if there are no sales, at the bid price. Debt securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     As indicated above, the net asset value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

                    AUTOMATIC WITHDRAWAL PLAN

     If you own or purchase Class A Shares or Class Y Shares (Plan only available to Class Y shareholders with accounts on April 30,
1998) of the Fund having a net asset value of at least $5,000 you may establish an Automatic Withdrawal Plan under which you will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends and distributions must be reinvested. Shares will be redeemed on the last business day of the month or quarter as may be necessary to meet withdrawal payments.

     Redemption of shares for withdrawal purposes may reduce or even liquidate your account. The monthly or quarterly payments paid to you may not be considered as a yield or income on investment.

                   ADDITIONAL TAX INFORMATION

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

                  CONVERSION OF CLASS C SHARES

     Level-Payment Class Shares ("Class C Shares") of the Fund which you hold will automatically convert to Front-Payment Class Shares ("Class A Shares") of the Fund based on the relative net asset values per share of the two classes as of the close of business on the first business day of the month in which the sixth anniversary of your initial purchase of such Class C Shares occurs. For these purposes, the date of your initial purchase shall mean
(1) the first business day of the month in which such Class C Shares were issued to you, or (2) for Class C Shares of the Fund you have obtained through an exchange or series of exchanges under the Exchange Privilege (see "Exchange Privilege" in the Prospectus), the first business day of the month in which you made the original purchase of Class C Shares so exchanged. For conversion purposes, Class C Shares purchased through reinvestment of dividends or other distributions paid in respect of Class C Shares will be held in a separate sub-account. Each time any Class C Shares in your regular account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class C Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that your Class C Shares then converting to Class A Shares bears to the total of your Class C Shares not acquired through reinvestment of dividends and distributions.

     The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or an opinion of counsel, that: (1) the dividends and other distributions paid on Class A Shares and Class C Shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class C Shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class C Shares beyond six years from the date of purchase. The Fund has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

     If the Fund implements any amendments to its Distribution Plan that would increase materially the costs that may be borne under such Distribution Plan by holders of Class A Shares, Class C Shares will stop converting into Class A Shares unless a majority of Class C Shares shareholders, voting separately as a class, approve the proposal.

                       GENERAL INFORMATION

Possible Additional Series

     If additional Series (as discussed in the Prospectus) were created by the Board of Trustees, shares of each such Series would be entitled to vote as a Series only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated among two or more Series in a manner acceptable to the Board of Trustees.

     Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to shareholder vote is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each Series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, Series. A change in investment policy may go into effect as to one or more Series whose holders so approve the change, even though the required vote is not obtained as to the holders of other affected Series.

Ownership of Securities

     Of the Class A Shares of the Fund outstanding on April 7,
1998, M and E Wolf Foundation Account, Denver, CO held of record
11,750 shares (6.6% of the class).

     Of the Class C Shares of the Fund outstanding on April 7, 1998, BHC Securities, 2005 Market St., Philadelphia PA held of record in three accounts 9,159 shares (91.7.1% of the class). On the basis of information received from those holders, the Fund's management believes that all of such shares are held for the benefit of clients.

     Of the Class Y Shares of the Fund outstanding on April 7, 1998, KPM Investment Management, Inc. held of record 44,386 shares (100% of the class). On the basis of information received from the holder, the Fund's management believes that all of such shares are held for the benefit of clients.

     The Fund's management is not aware of any other person owning of record or beneficially 5% or more of the shares of any class of the Fund's outstanding shares as of that date.

Indemnification of Shareholders and Trustees

     Under Massachusetts law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more series, and if any such series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

     The Declaration of Trust further indemnifies the Trustees of the Fund out of the property of the Fund and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Underwriting Commissions

     During the year ended December 31, 1997 the aggregate dollar amount of sales charges on sales of shares in the Fund was $33,013 and the amount retained by the Distributor was $1,004.

Custodian and Auditors

     The Fund's Custodian, Bank One Trust Company, N.A., is responsible for holding the Fund's assets.

     The Fund's auditors, KPMG Peat Marwick LLP, perform an annual audit of the Fund's financial statements.

Financial Statements

     The financial statements for the Fund for the fiscal year ended December 31, 1997, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the Additional Statement. Those financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference.

                           APPENDIX A

     NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS

Bond Ratings

     At the date of this Additional Statement there are six organizations considered as Nationally Recognized Statistical Rating Organizations ("NRSROs") for purposes of Rule 15c3-1 under the Securities Exchange Act of 1934. Their names, a brief summary of their respective rating systems, some of the factors considered by each of them in issuing ratings and their individual procedures are described below.

STANDARD AND POOR'S CORPORATION

     Commercial paper consists of unsecured promissory notes issued to raise short-term funds. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. S&P's commercial paper ratings are graded into several categories from "A-1" for the highest-quality obligations (which can also have a plus (+) sign designation) to "D" for the lowest. The two highest categories are:

     A-1: This highest category indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

     An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based, in varying degrees, on the following considerations:

     1) Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations;

     2) Nature of and provisions of the obligation; and

     3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The two highest categories are:

     AAA: Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a degree.


MOODY'S INVESTORS SERVICE

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. The two highest categories are:

     Prime-1: Issuers rated P-1 have a superior ability for repayment of senior short-term debt obligations, evidenced by the following characteristics:

          * Leading market positions in well-established industries.

          * High rates of return on funds employed.

          * Conservative capital structure with moderate reliance on debt and ample asset protection.

          * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          * Well-established access to a range of markets and assured sources of alternative liquidity.

     Prime-2: Issuers rated P-2 have a strong ability for repayment of senior short-term debt obligations, evidenced by the above-mentioned characteristics, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Corporate bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by large or exceptionally stable margin and principal is secure. Corporate bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.


DUFF & PHELPS, INC.

     The ratings apply to all obligations with maturities of under one year, including commercial paper, the unsecured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit and current maturities of long-term debt. The two highest categories are:

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1 -: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.
     Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are very small.

     Long-term debt rated AAA represents the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA represents high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


IBCA

     In determining the creditworthiness of financial institutions, IBCA assigns ratings within the following categories: Legal, Individual, Short and Long Term. A legal rating deals solely with the question of whether an institution would receive support if it ran into difficulties and not whether it is "good" or "bad". An individual rating looks purely at the strength of a financial institution without receiving any support. Short and long-term ratings assess the borrowing capabilities and the capacity for timely repayment of debt obligations. A short-term rating relates to debt which has a maturity of less than one year, while a long-term rating applies to a instrument of longer duration. The legal ratings are:

     1: A bank for which there is a clear legal guarantee on the part of its home state to provide any necessary support or a bank of such importance both internationally and domestically that support from the state would be forthcoming, if necessary.

     2: A bank for which there is no legal obligation on the part of its sovereign entity to provide support but for which state support would be forthcoming, for example, because of its importance to the total economy or its historic relationship with the government.

     The individual ratings are:

     A: A bank with a strong balance sheet, favorable credit profile and a consistent record of above average profitability.

     B: A bank with a sound credit profile and without significant problems. The bank's performance has generally been in line with or better than that of its peers.

     The short-term ratings are:

     A-1+: Obligations supported by the highest capacity for timely repayment.

     A-1: Obligations supported by a very strong capacity for timely repayment.

     A-2: Obligations supported by a very strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     The long-term ratings are:

     AAA: Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk.

     AA: Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not significantly.


Thomson BankWatch, Inc. (TBW)

     The TBW short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. TBW's two highest short-term ratings are:

     TBW-1: Indicates a very high degree of likelihood that principal and interest will paid on a timely basis.

     TBW-2: While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     The TBW long-term rating specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. TBW's two highest long-term ratings are:

     AAA: Indicates ability to repay principal and interest on a timely basis is very strong.

     AA: Indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


Fitch Investors Service, Inc.

     The Fitch short-term ratings apply to debt obligations that are payable on demand which include commercial paper, certificates of deposit, medium-term notes and municipal and investment notes. Short-term ratings places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are:

     F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     The Fitch long-term rating represents their assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. The Fitch long-term rating are:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

INVESTMENT ADVISER
KPM Investment Management, Inc.
A Mutual of Omaha Company
10250 Regency Circle, Suite 200
Omaha, Nebraska 68114
and
One Norwest Center,
1700 Lincoln Street
Denver, Colorado 80203

SUB-ADVISER and ADMINISTRATOR
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Tucker Hart Adams
Arthur K. Carlson
R. Thayne Robson
Cornelius T. Ryan

OFFICERS
Lacy B. Herrmann, President
Sue McCarthy-Jones, Senior Vice President
Jerry G. McGrew, Senior Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


Aquila
[LOGO]
Rocky
Mountain
Equity Fund

A capital appreciation investment

STATEMENT OF
ADDITIONAL
INFORMATION

April 30, 1998
[LOGO]
One of The
Aquilasm Group Of Funds